                               United States
                    Securities and Exchange Commission
                          Washington, D.C. 20549

                                Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

                                 811-6447

                   (Investment Company Act File Number)

                  Federated Fixed Income Securities, Inc.
      _______________________________________________________________

            (Exact Name of Registrant as Specified in Charter)

                         Federated Investors Funds
                           5800 Corporate Drive
                    Pittsburgh, Pennsylvania 15237-7000

                              (412) 288-1900
                      (Registrant's Telephone Number)

                        John W. McGonigle, Esquire
                         Federated Investors Tower
                            1001 Liberty Avenue
                    Pittsburgh, Pennsylvania 15222-3779
                  (Name and Address of Agent for Service)
             (Notices should be sent to the Agent for Service)

                     Date of Fiscal Year End: 11/30/03

           Date of Reporting Period: Fiscal year ended 11/30/03

Item 1.     Reports to Stockholders

[Logo of Federated Investors]

Federated Limited Term Fund

Established 1991

A Portfolio of Federated Fixed Income Securities, Inc.

12TH ANNUAL SHAREHOLDER REPORT

November 30, 2003

CLASS A SHARES
CLASS F SHARES

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF DIRECTORS AND CORPORATION OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$9.13	$9.51	$9.30	$9.45	$9.82
Income From Investment Operations:
Net investment income	0.32	0.41	0.54	0.63	0.57
Net realized and unrealized gain (loss) on investments and futures contracts	(0.18)	(0.37)	0.20	(0.14)	(0.35)

TOTAL FROM INVESTMENT OPERATIONS	0.14	0.04	0.74	0.49	0.22

Less Distributions:
Distributions from net investment income	(0.30)	(0.42)	(0.53)	(0.64)	(0.59)

Net Asset Value, End of Period	$8.97	$9.13	$9.51	$9.30	$9.45

Total Return[1]	1.61%	0.44%	8.18%	5.42%	2.31%

Ratios to Average Net Assets:

Expenses	1.09%	1.05%	1.18%	1.17%	1.10%

Net investment income	3.63%	4.46%	5.25%	6.68%	5.98%

Expense waiver/reimbursement[2]	0.33%	0.28%	0.24%	0.40%	0.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$194,659	$322,540	$432,539	$114,137	$139,452

Portfolio turnover	60%	38%	24%	30%	29%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$9.13	$9.51	$9.30	$9.45	$9.82
Income From Investment Operations:
Net investment income	0.34	0.43	0.51	0.64	0.57
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)	(0.38)	0.25	(0.14)	(0.34)

TOTAL FROM INVESTMENT OPERATIONS	0.15	0.05	0.76	0.50	0.23

Less Distributions:
Distributions from net investment income	(0.31)	(0.43)	(0.55)	(0.65)	(0.60)

Net Asset Value, End of Period	$8.97	$9.13	$9.51	$9.30	$9.45

Total Return[1]	1.71%	0.54%	8.32%	5.52%	2.42%

Ratios to Average Net Assets:

Expenses	0.99%	0.95%	1.02%	1.07%	1.00%

Net investment income	3.73%	4.55%	5.59%	6.78%	6.00%

Expense waiver/reimbursement[2]	0.08%	0.03%	0.05%	0.15%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$8,247	$10,337	$12,609	$7,960	$9,520

Portfolio turnover	60%	38%	24%	30%	29%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

During the 12-month reporting period ended November 30, 2003, the fund's Class A Shares delivered a total return of 1.61%, based on net asset value, and monthly dividends totaled $0.304 per share. The fund's Class F Shares produced a total return of 1.71%, based on net asset value, and paid monthly dividends totaling $0.314 per share for the same period.1 The fund's SEC yield, based on NAV, on November 30, 2003, was 2.54% for Class F Shares and 2.45% for Class A Shares.2

Given the solid performance at the short end of the yield curve for high-quality debt securities and market yields that increased only slightly during the period under review, the fund was able to outperform the returns provided by cash alternatives for the reporting period. The inclusion of a small allocation to non-investment-grade securities helped overall performance somewhat. Due to weakness in the subordinate asset-backed sector of the fund's holdings, however, as well as a shorter relative duration3 profile, the fund underperformed its peer group, the Lipper Short Investment Grade Debt Funds category, which produced an average return for the period of 3.03%.4

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A and F shares were 0.62% and (0.25)%, respectively. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

2 The 30-day SEC yields were 2.42% and 2.52% for Class A and F shares, respectively, based on offering price. The 30-day current net yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of short duration.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Limited Term Fund (Class A Shares) (the "Fund") from November 30, 1993 to November 30, 2003 compared to the Merrill Lynch 0-3 Year Composite Index (ML0-3 Composite),2,3 the Merrill Lynch 1-3 Year Short-Term Corporate Bond Index (ML1-3STC)4 and the Lipper Short-Term Investment Grade Debt Funds Average (LSIGDFA).5

Average Annual Total Return[6] for the Periods Ended 11/30/2003
1 Year	0.62%
5 Years	3.34%
10 Years	4.32%

GROWTH OF $10,000 AS OF NOVEMBER 30, 2003

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML0-3 Composite, ML1-3STC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML0-3 Composite is a composite of four separate unmanaged indices which track various security types. The indexes are produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The four component indices are the Merrill Lynch 1--3 Year Corporate Index (30% weighting in the composite), the Merrill Lynch 0--3 Year Fixed Rate Asset Backed Securities Index (30%), the Merrill Lynch 1--3 Year Treasury/Agency Index (20%) and the Merrill Lynch 0--3 Year Mortgage Backed Securities Index (20%).

3 The Fund's investment adviser has changed its reference benchmark to the ML0-3 Composite from the ML1-3STC because it is more reflective of the Fund's current investment strategy.

4 The ML1-3STC is an unmanaged index tracking short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch & Co., Inc. The ML1-3STC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

5 The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. The figure does not reflect any sales charges.

6 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Limited Term Fund (Class F Shares) (the "Fund") from November 30, 1993 to November 30, 2003 compared to the Merrill Lynch 0-3 Year Composite Index (ML0-3 Composite),2,3 the Merrill Lynch 1-3 Year Short-Term Corporate Bond Index (ML1-3STC)4 and the Lipper Short-Term Investment Grade Debt Funds Average (LSIGDFA).5

Average Annual Total Return[6] for the Periods Ended 11/30/2003
1 Year	(0.25)%
5 Years	3.45%
10 Years	4.43%

GROWTH OF $10,000 AS OF NOVEMBER 30, 2003

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be imposed on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML0-3 Composite, ML1-3STC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The ML0-3 Composite is a composite of four separate unmanaged indices which track various security types. The indexes are produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The four component indices are the Merrill Lynch 1--3 Year Corporate Index (30% weighting in the composite), the Merrill Lynch 0--3 Year Fixed Rate Asset Backed Securities Index (30%), the Merrill Lynch 1--3 Year Treasury/Agency Index (20%) and the Merrill Lynch 0--3 Year Mortgage Backed Securities Index (20%).

3 The Fund's investment adviser has changed its reference benchmark to the ML0-3 Composite from the ML1-3STC because it is more reflective of the Fund's current investment strategy.

4 The ML1-3STC is an unmanaged index tracking short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch & Co., Inc. The ML1-3STC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

5 The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. The figure does not reflect any sales charges.

6 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges

Portfolio of Investments

NOVEMBER 30, 2003

Principal Amount or Share			Value
		ADJUSTABLE RATE MORTGAGES--1.9%
		Federal Home Loan Mortgage Corp.--0.2%
$187,239	[1]	FHLMC ARM 606116, 30 Year, 3.43%, 9/1/2019	$192,839
196,698	[1]	FHLMC ARM 785167, 30 Year, 3.21%, 12/1/2018	202,764

		TOTAL	395,603

		Federal National Mortgage Assoc. --1.7%
64,652	[1]	FNMA ARM 112514, 30 Year, 4.25%, 12/1/2020	65,637
1,144,229	[1]	FNMA ARM 544843, 30 Year, 3.75%, 10/01/2027	1,170,695
2,144,072	[1]	FNMA ARM 544884, 30 Year, 3.82%, 5/01/2034	2,193,964

		TOTAL	3,430,296

		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $3,800,387)	3,825,899

		ASSET-BACKED SECURITIES--23.0%
		Automotive--7.4%
1,036,822		ANRC Auto Owner Trust 2001-A, Class A3, 3.76%, 10/17/2005	1,040,606
2,000,000		Capital Auto Receivables Asset Trust 2003-3, Class A2A, 2.35%, 10/15/2006	2,006,888
532,716		Chase Manhattan Auto Owner Trust 2001-A, Class A3, 4.55%, 8/15/2005	535,977
2,000,000	[1]	DaimlerChrysler Master Owner Trust 2002-A, Class A, 1.18%, 5/15/2007	2,000,460
1,337,704	[2]	First Tennessee Financial Auto Securitization Trust 2002-A, Class A, 3.50%, 7/15/2008	1,356,726
256,747		Isuzu Auto Owner Trust 2001-1, Class A3, 4.88%, 11/22/2004	257,209
1,316,787	[2,3]	Long Beach Acceptance Auto Receivables Trust 2001-1, Class A3, 5.198%, 3/13/2006	1,328,717
1,500,000		M&I Auto Loan Trust 2001-1, Class B, 5.88%, 6/20/2008	1,545,675
1,169,500		MMCA Automobile Trust 2000-2, Class B, 7.42%, 8/15/2005	1,197,580
712,090		MMCA Automobile Trust 2001-2, Class B, 5.75%, 6/15/2007	723,044
979,409		Mellon Auto Grantor Trust 2000-2, Class B, 6.67%, 7/15/2007	1,011,182
22,738	[2]	Paragon Auto Receivables Owner Trust 1998-A, Class B, 7.47%, 11/15/2004	22,738
36,202	[2]	Paragon Auto Receivables Owner Trust 1998-B, Class B, 7.03%, 3/15/2005	36,926
30,018		Paragon Auto Receivables Owner Trust 1999-A, Class A, 5.95%, 11/15/2005	30,104
2,000,000		Whole Auto Loan Trust 2003-1, Class A3B, 1.99%, 5/15/2007	1,992,894

		TOTAL	15,086,726

		Credit Card--2.9%
35,795	[2]	Banco Nacional de Mexico S.A., Credit Card Merchant Voucher Receivables Master Trust Series 1996-A, Class A1, 6.25%, 12/1/2003	35,795
1,750,000		Bank One Issuance Trust 2002-A4, Class A4, 2.94%, 6/16/2008	1,770,300
1,000,000		Capital One Multi Asset Execution 2003-A6, Class A6, 2.95%, 8/17/2009	997,400
$2,000,000	[2]	MBNA Master Credit Card Trust 1999-M, Class C, 7.45%, 4/16/2007	$2,085,080
1,000,000		MBNA Master Credit Card Trust 2000-A, Class A, 7.35%, 7/16/2007	1,065,180

		TOTAL	5,953,755

		Equipment Leasing--0.7%
1,361,974	[2]	Great America Leasing Receivables 2002-1, Class C, 4.91%, 7/15/2007	1,393,591

		Home Equity Loan--7.0%
15,999,779		ACE Securities Corp. 2001-HE1, Class AIO, 6.00%, 8/20/2004	636,631
159,434	[2]	AQ Finance NIM Trust 2002-1, Class NOT, 9.50%, 6/25/2032	156,643
21,800,000		Asset Backed Funding Certificate 2002-OPT1, Class AIO, 6.00%, 3/25/2005	851,072
769,691	[2]	Bayview Financial Acquisition Trust 1998-1, Class MI3, 8.21%, 5/25/2029	727,843
18,750,000		Centex Home Equity 2002-C, Class AIO, 6.00%, 8/25/2004	486,375
261,053	[1]	Chase Funding Mortgage Loan Asset-Backed Certificates 1999-1, Class IIB, 3.87%, 6/25/2028	260,126
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates 2003-6, Class 1A2, 3/25/2020	1,000,300
18,653,846		Conseco Finance 2001-D, Class AIO, 8.80%, 11/15/2032	515,219
1,917,667	[1]	Fifth Third Home Equity Loan Trust, Class A, 1.37%, 9/20/2023	1,917,667
2,200,000		Green Tree Home Improvement Loan Trust 1996-F, Class HIB2, 7.70%, 11/15/2027	2,099,790
2,000,000		Green Tree Home Improvement Loan Trust 1997-C, Class HEB2, 7.59%, 8/15/2028	1,631,000
18,038,000		Irwin Home Equity 2001-2, Class AIO, 10.00%, 3/25/2004	442,472
629,377		Mellon Bank Home Equity Installment Loan 1997-1, Class A4, 6.84%, 7/25/2012	639,479
227,258		NC Finance Trust 1999-1, Class B, 8.75%, 1/25/2029	36,361
2,000,000		Residential Asset Mortgage Products, Inc. 2003-RS10, Class AI2, 3.12%, 5/25/2025	2,000,000
760,055	[2]	Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	740,575
28,680	[1]	Saxon Asset Securities Trust 2000-2, Class AV1, 1.38%, 7/25/2030	28,838

		TOTAL	14,170,391

		Manufactured Housing--1.5%
1,230,022		Green Tree Financial Corp. 1997-1, Class A5, 6.86%, 3/15/2028	1,257,119
457,018		Green Tree Financial Corp. 1998-2, Class A5, 6.24%, 11/1/2016	460,848
4,000,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	259,960
2,000,000	[2]	Merit Securities Corp. 12, Class 1B, 7.98%, 7/28/2033	560,000
500,000	[1]	Vanderbilt Mortgage Finance 1999-A, Class 2B2, 3.72%, 6/7/2016	489,210

		TOTAL	3,027,137

		Other--1.5%
$267,400	[1,2]	CapitalSource Commercial Loan Trust 2002-2A, Class A, 1.67%, 9/20/2010	$267,651
23,020,322		Conseco Recreational Enthusiast Consumer Trust 2001-A, Class AIO, 5.00%, 8/15/2025	830,320
2,207,818	[2]	FMAC Loan Receivables Trust 1997-A, Class A-X, 2.77%, 4/15/2019	33,117
2,000,000		John Deere Owner Trust 2003-A, Class A2, 1.31%, 1/17/2006	1,997,910

		TOTAL	3,128,998

		Rate Reduction Bond--2.0%
2,780,000		California Infrastructure & Economic Development Bank Special Purpose Trust SCE-1, 1997-1, Class A6, 6.38%, 9/25/2008	2,950,803
1,000,000		California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1 1997-1, Class A6, 6.31%, 9/25/2008	1,060,520

		TOTAL	4,011,323

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $54,183,444)	46,771,921

		COLLATERALIZED MORTGAGE OBLIGATIONS--12.4%
		Commercial Mortgage--0.1%
2,757,036		First Union Lehman Brothers Commercial Mortgage Trust 1997-C1, Class IO, 2.66%, 4/18/2029	109,953

		Federal Home Loan Mortgage Corp.--6.3%
1,847,216	[1]	Federal Home Loan Mortgage Corp., Series 2571, Class FB, 1.47%, 2/15/2018	1,845,332
212,406		Federal Home Loan Mortgage Corp., Series 2603, Class AC, 2.00%, 12/15/2008	212,767
2,313,532		Federal Home Loan Mortgage Corp., Series SF1, Class A3, 2.00%, 12/15/2008	2,305,030
2,116,027		Federal Home Loan Mortgage Corp. Structured Pass Through, Series H010, Class A1, 1.582%, 8/15/2008	2,112,602
1,420,351		Federal Home Loan Mortgage Corp. Structured Pass Through, Series H009, Class A2, 1.876%, 3/15/2008	1,407,444
5,000,000		Federal Home Loan Mortgage Corp. Structured Pass Through, Series H008, Class A3, 2.29%, 6/15/2007	4,986,000

		TOTAL	12,869,175

		Federal National Mortgage Assoc.--0.1%
153,575		Federal National Mortgage Association, Series 2001-69, Class PL, 6.00%, 12/25/2024	153,543

		Non-Agency Mortgage--5.9%
328,921	[1]	Citicorp Mortgage Securities, Inc. 1992-18, Class A1, 3.722%, 11/25/2022	325,389
3,000,000	[1,2]	Harwood Street Funding I LLC 2001-1A, Class CTF, 2.92%, 9/20/2004	2,985,000
2,241,962	[1]	Impac CMB Trust 2002-7, Class A, 1.55%, 11/25/2032	2,255,773
1,341,460		Master Asset Securitization Trust 2003-1, Class 2A1, 5.75%, 2/25/2033	1,352,366
989,289	[1,2,3]	RESI Finance LP 2002-A, Class B3, 2.72%, 10/10/2034	993,117
95,606	[1,2]	Resecuritization Mortgage Trust 1998-A, Class B3, 7.922%, 10/26/2023	73,199
102,727		Residential Funding Mortgage Securities I 1996-S1, Class A11, 7.10%, 1/25/2026	103,758
$200,349	[1,2]	SMFC Trust Asset-Backed Certificates, Series 1997-A, Class 4, 4.0769%, 1/28/2025	$153,393
135,037		Washington Mutual 2003-AR1, Class A2, 2.92%, 3/25/2033	135,006
628,622		Washington Mutual 2003-AR3, Class A2, 2.828%, 4/25/2033	628,421
3,000,000		Washington Mutual 2003-AR9, Class A2A, 2.340%, 10/25/2033	2,986,800

		TOTAL	11,992,222

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $25,221,524)	25,124,893

		CORPORATE BONDS--33.0%
		Basic Industries--Chemicals--0.5%
1,100,000		Praxair, Inc., 2.75%, 6/15/2008	1,057,111

		Basic Industries--Metals & Mining--0.8%
1,500,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	1,541,580

		Basic Industries--Paper--1.1%
1,000,000		International Paper Co., 8.125%, 7/8/2005	1,088,330
1,000,000		Weyerhaeuser Co., Note, 5.50%, 3/15/2005	1,041,340

		TOTAL	2,129,670

		Beverage & Tobacco--0.5%
1,000,000		Diageo Capital PLC, 3.375%, 3/20/2008	989,070

		Capital Goods--Aerospace & Defense--0.9%
1,250,000		General Dynamics Corp., 2.125%, 5/15/2006	1,236,288
500,000		Raytheon Co., Note, 6.30%, 3/15/2005	525,345

		TOTAL	1,761,633

		Communications--Media & Cable--0.5%
600,000		Comcast Corp., 6.375%, 1/30/2006	642,984
250,000		Continental Cablevision, Sr. Deb., 8.875%, 9/15/2005	276,185

		TOTAL	919,169

		Communications--Media Noncable--0.5%
1,000,000		Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	1,082,640

		Communications--Telecom Wirelines--0.7%
1,250,000		Citizens Communications Co., Note, 8.50%, 5/15/2006	1,403,587

		Consumer Cyclical--Automotive--0.9%
750,000		DaimlerChrysler North America Holding Corp., Unsecd. Note, 7.40%, 1/20/2005	792,037
1,000,000		Hertz Corp., 4.70%, 10/2/2006	997,760

		TOTAL	1,789,797

		Consumer Cyclical--Entertainment--1.8%
$850,000		AOL Time Warner, Inc., 5.625%, 5/1/2005	$889,151
1,250,000		International Speedway Corp., 7.875%, 10/15/2004	1,308,725
1,250,000		Viacom, Inc., Sr. Note, 7.75%, 6/1/2005	1,352,438

		TOTAL	3,550,314

		Consumer Cyclical--Retailers--1.9%
1,000,000		CVS Corp., 5.625%, 3/15/2006	1,068,680
750,000		Target Corp., 3.375%, 3/1/2008	744,405
2,000,000		Wal-Mart Stores, Inc., 4.15%, 6/15/2005	2,066,820

		TOTAL	3,879,905

		Consumer Non-Cyclical--Food/Beverage--0.7%
1,300,000		Kellogg Co., Note, 6.00%, 4/1/2006	1,395,095

		Consumer Non-Cyclical--Healthcare--0.3%
600,000		UnitedHealth Group, Inc., 3.30%, 1/30/2008	595,476

		Consumer Products--0.5%
1,000,000		Procter & Gamble Co., 3.50%, 12/15/2008	989,360

		Cosmetics & Toiletries--0.3%
600,000		Gillette Co., 2.875%, 3/15/2008	585,858

		Energy--Integrated--1.0%
1,000,000		BP Capital Markets PLC, 2.75%, 12/29/2006	994,770
1,000,000		Conoco, Inc., 5.45%, 10/15/2006	1,068,800

		TOTAL	2,063,570

		Energy--Refining--0.4%
800,000		Valero Energy Corp., 7.375%, 3/15/2006	871,208

		Finance--Automotive--0.8%
450,000		General Motors Acceptance Corp., 4.50%, 7/15/2006	459,716
1,000,000		General Motors Acceptance Corp., 6.75%, 1/15/2006	1,066,310

		TOTAL	1,526,026

		Financial Institutions--Banking--1.7%
1,200,000		Mellon Funding Corp., 7.50%, 6/15/2005	1,299,804
1,000,000		PNC Funding Corp., 5.75%, 8/1/2006	1,076,230
1,100,000		Wachovia Bank N.A., Sr. Note, 4.85%, 7/30/2007	1,163,338

		TOTAL	3,539,372

		Financial Institutions--Brokerage--1.1%
$1,000,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	$1,061,340
1,250,000		Salomon Smith Barney Holdings, Inc., Note, 7.00%, 3/15/2004	1,271,250

		TOTAL	2,332,590

		Financial Institutions--Finance Captive--1.2%
1,250,000		American Express Co., 3.75%, 11/20/2007	1,264,462
1,000,000		Capital One Bank, Sr. Note, 8.25%, 6/15/2005	1,081,290

		TOTAL	2,345,752

		Financial Institutions--Insurance--Life--0.5%
1,000,000	[2,3]	Metropolitan Life Insurance Co., 7.00%, 11/1/2005	1,082,860

		Financial Institutions--Insurance--P&C--1.2%
1,100,000	[2,3]	Allstate Financial Global, Note, Series 144A, 7.125%, 9/26/2005	1,194,083
1,200,000		Marsh & McLennan Cos., Inc., 5.375%, 3/15/2007	1,277,604

		TOTAL	2,471,687

		Financial Institutions--REITs--0.7%
1,250,000		Simon Property Group, Inc., 6.375%, 11/15/2007	1,352,275

		Financial Intermediaries--1.1%
1,150,000		Texaco Capital, Inc., 5.70%, 12/1/2008	1,217,931
1,000,000		Wells Fargo & Co., Sr. Note, 7.25%, 8/24/2005	1,086,570

		TOTAL	2,304,501

		Financial Services--2.6%
1,500,000		General Electric Capital Corp., 5.35%, 3/30/2006	1,593,555
1,250,000	[2,3]	Goldman Sachs Group LP, 6.75%, 2/15/2006	1,358,113
1,000,000		Morgan Stanley, Unsub., 6.10%, 4/15/2006	1,078,960
1,100,000		SLM Corporation, 5.625%, 4/10/2007	1,182,599

		TOTAL	5,213,227

		Food & Drug Retailers--1.5%
1,000,000		Albertsons, Inc., Sr. Note, 6.55%, 8/1/2004	1,031,620
1,000,000		Meyer (Fred), Inc., Sr. Note, 7.375%, 3/1/2005	1,065,980
975,000		Safeway, Inc., 6.15%, 3/1/2006	1,043,201

		TOTAL	3,140,801

		Food Products--0.5%
1,100,000		General Mills, Inc., 3.875%, 11/30/2007	1,112,859

		Insurance--1.0%
1,250,000		Equitable Cos., Inc., Note, 6.50%, 4/1/2008	1,370,325
750,000	[1]	HSB Group, Inc., Company Guarantee, 2.06%, 7/15/2027	718,380

		TOTAL	2,088,705

		Pharmaceuticals--0.5%
$1,000,000		Johnson & Johnson, Deb., 8.72%, 11/1/2024	$1,113,900

		State/Provincial--1.1%
1,000,000		Ontario, Province of, 2.35%, 6/30/2006	992,650
1,200,000		Quebec, Province of, 5.50%, 4/11/2006	1,279,416

		TOTAL	2,272,066

		Technology Services--1.0%
1,000,000		Computer Sciences Corp., 7.50%, 8/8/2005	1,085,720
1,000,000	[2,3]	FIserv, Inc., Note, 4.00%, 4/15/2008	993,810

		TOTAL	2,079,530

		Telecommunications & Cellular--1.9%
500,000		AT&T Wireless Services, Inc., 6.875%, 4/18/2005	531,275
1,150,000		SBC Communications, Inc., Note, 5.75%, 5/2/2006	1,230,983
1,000,000	[1,2,3]	Verizon Wireless, Inc., 1.24%, 5/23/2005	1,000,110
1,000,000	[1]	Verizon Wireless, Inc., Note, 1.54%, 12/17/2003	1,000,570

		TOTAL	3,762,938

		Utility--Electric--1.3%
500,000		Alabama Power Co., 2.65%, 2/15/2006	498,915
1,000,000		FPL Group, Inc., 3.25%, 4/11/2006	1,013,510
1,000,000		PSEG Power LLC, 6.875%, 4/15/2006	1,089,550

		TOTAL	2,601,975

		TOTAL CORPORATE BONDS (IDENTIFIED COST $66,695,050)	66,946,107

		MORTGAGE BACKED SECURITIES--0.1%
		Government National Mortgage Assoc.--0.1%
115,313		Government National Mortgage Association, Pool 423843, 8.50%, 8/15/2026 (IDENTIFIED COST $119,457)	125,943

		GOVERNMENT AGENCIES--6.0%
		Federal Home Loan Mortgage Corp.--2.4%
5,000,000		Federal Home Loan Mortgage Corp., 2.375%, 4/15/2006	4,985,400

		Federal National Mortgage Assoc.--3.6%
4,000,000		Federal National Mortgage Association, Note, 5.125%, 2/13/2004	4,032,640
3,000,000		Federal National Mortgage Association, Note, 6.00%, 12/15/2005	3,224,790

		TOTAL	7,257,430

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $11,707,093)	12,242,830

		U.S. TREASURY NOTES--12.7%
$8,500,000	[4]	2.125%, 10/31/2004	$8,559,075
4,500,000	[4]	3.25%, 8/15/2007	4,560,480
2,000,000		3.25%, 8/15/2008	1,998,120
3,000,000	[4]	3.50%, 11/15/2006	3,084,360
7,000,000		5.75%, 11/15/2005	7,505,330

		TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $25,459,960)	25,707,365

		MUTUAL FUNDS--17.8%[5]
726,896		Federated Mortgage Core Portfolio	7,370,730
1,410,127		High Yield Bond Portfolio	9,631,164
5,084,562		Prime Value Obligations Fund, IS Shares	5,084,562
14,026,875		Prime Value Obligations Fund, IS Shares (held as collateral for securities lending)	14,026,875

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $36,999,268)	36,113,331

		TOTAL INVESTMENTS--106.9% (IDENTIFIED COST $224,186,183)[6]	216,858,289

		OTHER ASSETS AND LIABILITIES--NET--(6.9)%	(13,952,534)

		TOTAL NET ASSETS--100%	$202,905,755

1 Denotes variable rate securities, which shows current rate and final maturity date.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 2003, these securities amounted to $18,579,087 which represents 9.2% of net assets. Included in these amounts are restricted securities which have been deemed liquid amounting to $7,950,810 and representing 3.9% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Directors.

4 Certain principal amounts are temporarily on loan to unaffiliated broker/dealers.

5 Affiliated companies.

6 The cost of investments for federal tax purposes amounts to $224,188,751.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2003.

The following acronyms are used throughout this portfolio:

ARM	--Adjustable Rate Mortgage
FHLMC	--Federal Home Loan Mortgage Corporation
FNMA	--Federal National Mortgage Association
REITs	--Real Estate Investment Trusts

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2003

Assets:
Total investments in securities, at value, including $36,113,331 of investments in affiliated issuers (Note 5) and $13,742,499 of securities loaned (identified cost $224,186,183)		$216,858,289
Income receivable		2,357,561
Receivable for investments sold		218,378
Receivable for shares sold		105,778

TOTAL ASSETS		219,540,006

Liabilities:
Payable for investments purchased	$1,607,871
Payable for shares redeemed	756,707
Income distribution payable	102,078
Payable on collateral due to broker	14,026,875
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	22,235
Payable for Directors'/Trustees' fees	606
Payable for portfolio accounting fees (Note 5)	5,084
Payable for distribution services fee (Note 5)	36,810
Payable for shareholder services fee (Note 5)	42,609
Accrued expenses	33,376

TOTAL LIABILITIES		16,634,251

Net assets for 22,631,293 shares outstanding		$202,905,755

Net Assets Consist of:
Paid in capital		$230,617,206
Net unrealized depreciation of investments		(7,327,894)
Accumulated net realized loss on investments and futures contracts		(20,476,985)
Undistributed net investment income		93,428

TOTAL NET ASSETS		$202,905,755

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($194,658,803 ÷ 21,711,454 shares outstanding)		$8.97

Offering price per share (100/99.00 of $8.97)[1]		$9.06

Redemption proceeds per share		$8.97

Class F Shares:
Net asset value per share ($8,246,952 ÷ 919,839 shares outstanding)		$8.97

Offering price per share (100/99.00 of $8.97)[1]		$9.06

Redemption proceeds per share (99.00/100 of $8.97)[1]		$8.88

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2003

Investment Income:
Dividends (received from affiliated issuers) (Note 5)			$1,311,197
Interest (including income on securities loaned of $33,315)			11,496,532

TOTAL INCOME			12,807,729

Expenses:
Investment adviser fee (Note 5)		$1,085,204
Administrative personnel and services fee (Note 5)		206,818
Custodian fees		20,258
Transfer and dividend disbursing agent fees and expenses (Note 5)		244,471
Directors'/Trustees' fees		6,667
Auditing fees		17,757
Legal fees		6,755
Portfolio accounting fees (Note 5)		91,690
Distribution services fee--Class A Shares (Note 5)		1,307,859
Distribution services fee--Class F Shares (Note 5)		14,594
Shareholder services fee--Class A Shares (Note 5)		653,930
Shareholder services fee--Class F Shares (Note 5)		24,323
Share registration costs		68,694
Printing and postage		55,511
Insurance premiums		641
Taxes		20,897
Miscellaneous		3,447

TOTAL EXPENSES		3,829,516

Waivers and Reimbursement (Note 5):
Waiver/Reimbursement of investment adviser fee	$(145,393)
Waiver of administrative personnel and services fee	(2,629)
Waiver of distribution services fee--Class A Shares	(732,401)
Waiver of distribution services fee--Class F Shares	(2,919)

TOTAL WAIVERS AND REIMBURSEMENT		(883,342)

Net expenses			2,946,174

Net investment income			9,861,555

Realized and Unrealized Loss on Investments and Futures Contracts:
Net realized loss on investments (including realized loss of $432,376 from sales of investments in affiliated issuers)			(4,931,316)
Net realized loss on futures contracts			(34,494)
Net change in unrealized depreciation of investments			(820,274)

Net realized and unrealized loss on investments and futures contracts			(5,786,084)

Change in net assets resulting from operations			$4,075,471

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,861,555	$17,305,479
Net realized loss on investments and futures contracts	(4,965,810)	(8,228,149)
Net change in unrealized appreciation/depreciation of investments and futures contracts	(820,274)	(7,634,223)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,075,471	1,443,107

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(8,961,700)	(17,051,526)
Class F Shares	(340,714)	(490,417)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,302,414)	(17,541,943)

Share Transactions:
Proceeds from sale of shares	184,606,897	371,181,365
Net asset value of shares issued to shareholders in payment of distributions declared	7,437,534	11,336,343
Cost of shares redeemed	(316,788,209)	(478,689,854)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(124,743,778)	(96,172,146)

Change in net assets	(129,970,721)	(112,270,982)

Net Assets:
Beginning of period	332,876,476	445,147,458

End of period (including undistributed net investment income of $93,428 and $(460,150), respectively)	$202,905,755	$332,876,476

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2003

1. ORGANIZATION

Federated Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Limited Term Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class A Shares and Class F Shares. The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years or less.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

United States government securities, listed corporate bonds, other fixed-income securities, asset backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases bond futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a bond futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the year ended November 30, 2003, the Fund had realized losses of $34,494 on futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At November 30, 2003, the Fund had no outstanding futures contracts.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$13,742,499	$14,026,875

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each illiquid restricted security held at November 30, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost
AQ Finance NIM Trust 2002-1, Class NOT, 9.50%, 6/25/2032	03/15/2002	$ 159,340
Banco Nacional de Mexico S.A., Credit Card Merchant Voucher Receivables Master Trust Series 1996-A, Class A1, 6.25%, 12/1/2003	01/09/1997	35,029
Bayview Financial acquisition Trust 1998-1, Class MI3, 8.21%, 5/25/2029	05/14/1998	769,330
CapitalSource Commercial Loan Trust 2002-2A, Class A, 1.67%, 9/20/2010	10/25/2002	267,400
FMAC Loan Receivables Trust 1997-A, Class A-X, 2.77%, 4/15/2019	06/16/1997	342,571
First Tennessee Financial Auto Securitization Trust 2002-A, Class A, 3.50%, 7/15/2008	06/10/2002	1,337,495
Great America Leasing Receivables 2002-1, Class C, 4.91%, 7/15/2007	03/22/2002	1,361,825
Harwood Street Funding I LLC 2001-1A, Class CTF, 2.92%, 9/20/2004	11/30/2001	3,000,000
MBNA Master Credit Card Trust 1999-M, Class C, 7.45%, 4/16/2007	07/30/2001	2,098,047
Merit Securities Corp. 12, Class 1B, 7.98%, 7/28/2033	05/18/1999	1,939,375
Paragon Auto Receivables Owner Trust 1998-A Class B, 7.47%, 11/15/2004	05/14/1998	22,737
Paragon Auto Receivables Owner Trust 1998-B Class B, 7.03%, 3/15/2005	09/09/1998	36,198
Resecuritization Mortgage Trust 1998-A, Class B3, 7.922%, 10/26/2023	02/12/1999	82,370
SMFC Trust Asset-Backed Certificates, Series 1997-A, Class 4, 4.0769%, 1/28/2025	02/4/1998-02/5/1998	183,257
Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 12/25/2027	03/05/1998-05/21/1999	670,539

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CAPITAL STOCK

At November 30, 2003, par value shares ($0.001 per share) authorized were as follows:

Share Class	Number of Par Value Capital Stock Authorized
Class A	1,000,000,000
Class F	1,000,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	20,182,688	$182,831,160	39,196,361	$366,581,379
Shares issued to shareholders in payment of distributions declared	796,538	7,210,647	1,183,189	11,053,827
Shares redeemed	(34,602,279)	(312,877,869)	(50,535,697)	(471,969,830)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(13,623,053)	$(122,836,062)	(10,156,147)	$(94,334,624)

Year Ended November 30	2003		2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	195,233	$1,775,737	493,378	$4,599,986
Shares issued to shareholders in payment of distributions declared	25,082	226,887	30,241	282,516
Shares redeemed	(432,903)	(3,910,340)	(717,528)	(6,720,024)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(212,588)	$(1,907,716)	(193,909)	$(1,837,522)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(13,835,641)	$(124,743,778)	(10,350,056)	$(96,172,146)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for expired capital loss carryforward.

For the year ended November 30, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses
$(1,401,845)	$(5,563)	$1,407,408

Net investment income, net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$9,302,414	$17,541,943

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$209,732
Net unrealized depreciation	$7,330,462
Capital loss carryforward	$20,488,642

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for unreversed wash sale loss deferrals and REMIC adjustments.

At November 30, 2003, the cost of investments for federal tax purposes was $224,188,751. The net unrealized depreciation of investments for federal tax purposes was $7,330,462. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,777,445 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,107,907.

At November 30, 2003, the Fund had a capital loss carryforward of $20,488,642, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2004	$97,949
2006	$261,311
2007	$3,092,726
2008	$1,717,623
2009	$2,001,771
2010	$8,377,387
2011	$4,939,875

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in other funds, which are managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions. Income distributions earned by the fund are recorded as income in the accompanying financial statements and are listed below:

Federated Mortgage Core Portfolio	$385,286
High Yield Bond Portfolio	$863,214
Prime Value Obligations Fund	$62,697

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended November 30, 2003, the fees paid to FAS and FServ were $12,987 and $191,202, respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Class F Shares	0.15%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Sales Charges

For the fiscal year ended November 30, 2003, FSC the principal distributor retained $3,461 in sales charges from the sale of Class A Shares. FSC also retained $65,253 of contingent deferred sales charges relating to redemptions of Class A Shares and $11,598 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2003, were as follows:

Purchases	$120,710,959
Sales	$229,736,749

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2003, the Fund did not designate any long-term capital gain dividends.

For the fiscal year ended November 30, 2003, 0.08% of the distributions from net investment income paid by the fund are qualifying dividends which may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED LIMITED TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Term Fund (the "Fund"), (a portfolio of Federated Fixed Income Securities, Inc.) as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 2003 and 2002, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/  DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 23, 2004

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund[s]. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Corporation comprises four portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios and WesMark Funds--five portfolios. The Fund`s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 DIRECTOR AND CHAIRMAN Began serving: October 1991

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Directors Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 DIRECTOR AND PRESIDENT Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company and Federated Equity Management Company of Pennsylvania; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman Passport Research, Ltd. and Passport Research II, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: October 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: October 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: October 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology)
(prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: October 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/
Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson, III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company, Federated Equity Management Company; Passport Research, Ltd. and Passport Research II, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998

Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998

Jeff A. Kozemchak is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

[Logo of Federated Investors]

Federated Limited Term Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 31417P106
Cusip 31417P205

G01176-01 (1/04)

Federated is a registered mark of Federated Investors, Inc.
2004 © Federated Investors, Inc.

[Logo of Federated Investors]

Federated Limited Term Municipal Fund

Established 1993

A Portfolio of Federated Fixed Income Securities, Inc.

10TH ANNUAL SHAREHOLDER REPORT

November 30, 2003

CLASS A SHARES
CLASS F SHARES

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF DIRECTORS AND CORPORATION OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$9.83	$9.74	$9.56	$9.60	$9.86
Income From Investment Operations:
Net investment income	0.21	0.26 [1]	0.34	0.39	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.08	0.09 [1]	0.18	(0.04)	(0.26)

TOTAL FROM INVESTMENT OPERATIONS	0.29	0.35	0.52	0.35	0.13

Less Distributions:
Distributions from net investment income	(0.22)	(0.26)	(0.34)	(0.39)	(0.39)

Net Asset Value, End of Period	$9.90	$9.83	$9.74	$9.56	$9.60

Total Return[2]	2.92%	3.59%	5.53%	3.75%	1.29%

Ratios to Average Net Assets:

Expenses	0.98%	0.98%	0.98%	0.95%	0.90%

Net investment income	2.16%	2.58%[1]	3.42%	4.12%	3.94%

Expense waiver/reimbursement[3]	0.11%	0.16%	0.28%	0.40%	0.31%

Supplemental Data:

Net assets, end of period (000 omitted)	$235,512	$225,572	$148,914	$54,995	$97,612

Portfolio turnover	26%	39%	39%	6%	25%

1 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long-term debt securities. For the year ended November 30, 2002, this effect had no change on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$9.83	$9.74	$9.56	$9.60	$9.86
Income From Investment Operations:
Net investment income	0.24	0.28 [1]	0.37	0.42	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.07	0.09 [1]	0.18	(0.04)	(0.26)

TOTAL FROM INVESTMENT OPERATIONS	0.31	0.37	0.55	0.38	0.15

Less Distributions:
Distributions from net investment income	(0.24)	(0.28)	(0.37)	(0.42)	(0.41)

Net Asset Value, End of Period	$9.90	$9.83	$9.74	$9.56	$9.60

Total Return[2]	3.18%	3.85%	5.80%	4.01%	1.54%

Ratios to Average Net Assets:

Expenses	0.73%	0.73%	0.73%	0.70%	0.65%

Net investment income	2.41%	2.85%[1]	3.72%	4.37%	4.18%

Expense waiver/reimbursement[3]	0.26%	0.31%	0.43%	0.55%	0.46%

Supplemental Data:

Net assets, end of period (000 omitted)	$25,261	$17,416	$18,955	$15,164	$28,006

Portfolio turnover	26%	39%	39%	6%	25%

1 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long-term debt securities. For the year ended November 30, 2002, this effect had no change on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

Performance

For the 12-month reporting period ended November 30, 2003, investors in Federated Limited Term Municipal Fund's Class A Shares received a return of 2.92%, and investors in the fund's Class F Shares received a return of 3.18% based on net asset value as tax-exempt dividend income was enhanced by price appreciation due to falling interest rates.1

These results exceeded the 2.68% average return for the funds in its peer group, the Lipper Short-Term Municipal Debt Funds category.2 On a tax-equivalent basis, the 12-month reporting period total returns for the Class A Shares and Class F Shares were 4.11% and 4.51%, respectively, for investors in the highest federal tax bracket (35%).3

For the 12-month reporting period, the fund's tax-exempt income totaled $0.216 per share for the Class A Shares and $0.240 per share for the Class F Shares. These income levels corresponded to annualized tax-exempt distribution rates of 2.18% and 2.42% for investors in the Class A Shares and Class F Shares, respectively. These distribution rates were equivalent to taxable rates of 3.35% (Class A) and 3.72% (Class F) for investors at the highest federal tax bracket.

Also, as of November 30, 2003, the fund posted 30-day SEC yields (at offering price) of 1.23% for the Class A Shares and 1.49% for the Class F Shares.4

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price (i.e., less any applicable sales charge), for Class A and F Shares were 1.89% and 2.18%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not take sales charges into account.

3 The tax-equivalent yield is calculated similarly to the yield but is adjusted to reflect the taxable yield that the fund would have to earn to equal its actual yield.

4 The 30-day SEC yield is calculated by dividing the net investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.

Market Overview

The fund's 12-month reporting period was characterized by conflicting but mostly lackluster economic reports, heightened geopolitical risks including the war in Iraq, and considerable market uncertainty and interest rate volatility.

Just prior to the beginning of the fund's 12-month reporting period, in November of 2002, the Federal Reserve Board (the "Fed") cut the Federal Funds Target Rate by 0.50% to 1.25%. Amid signs of persistent economic weakness, short-term municipal bond yields fell and prices rose into 2003.

Short-term interest rates, as measured by two-year Treasury and municipal bonds, exhibited significant yield volatility in the first and second quarters of 2003. From a relative value perspective, municipal yields remained attractive when compared to Treasury debt, as municipals were the preferred income investment for more affluent individuals as well as institutional investors. With interest rates low and municipalities struggling with cash shortfalls due to declining tax receipts, municipal bond issuance increased to match demand.

During the first two months of 2003, the build-up to war in Iraq caused a "flight to safety" in the bond market. At the end of major military action in Iraq in the spring of 2003, the U.S. economy still failed to show clear signs of strength or direction. In May of 2003, Fed Chairman Greenspan cautioned the markets on the risks of an unwelcome, substantial fall in inflation. This remark fueled deflation fears and ignited a strong bond market rally that lasted until mid-June of 2003. The Fed cut the Federal Funds Target Rate again, lowering it to 1.00% in June 2003.

However, later in the summer and into the fall of 2003, as the U.S. economy showed signs of improved growth, the market began to price out deflation fears and anticipate a higher federal funds rate in 2004. Interest rates rose rapidly across the yield curve, with short-term rates suffering far less than intermediate and long-term rates. Late in the 12-month reporting period, strong gains in Gross Domestic Product and manufacturing along with improvement in the employment outlook led the market to believe that the Fed's hand maybe forced to raise short-term interest rates in 2004 from their current low levels.

Fund Strategy

During the 12-month reporting period, the fund attempted to maximize tax-exempt income subject to interest rate and credit risk constraints so as to provide an above average after-tax total return relative to its peer group. The fund sought to accomplish this goal by taking advantage of relative value opportunities in sector and security selection, as well as portfolio structure.

Investment strategy integrated management's views on both the interest rate and credit cycles during the 12-month reporting period. Income was the primary driver of total return, as it has been in the past. Tax-free income, not taxable price appreciation, accounted for most of fund's total return, as it has over the past ten years. Tax efficiency continued to be emphasized in fund management decisions.

With interest rates at or close to the lows for the cycle during the 12-month reporting period, strategy focused on yield curve and duration management and making selective purchases of lower investment grade (A, BBB) credit issuers. The steepness of the yield curve along with wider credit spreads earlier in the period provided attractive risk-adjusted returns.5

During the 12-month reporting period, sectors that reflected the fund's desire to add income value included higher yielding short-term bonds in the Healthcare, Electric and Gas Utilities, and Industrial Development (corporate-backed) bond sectors. Investments in the insured and general obligations sectors, which are more interest rate or price sensitive, positively contributed to price performance.

At the end of the 12-month reporting period, the fund had over 78% of its assets in issues rated "A" or better. The average rating of the fund's portfolio was "AA-".6

The fund has had a target operating duration range of 1.50 to 2.50 years to help minimize net asset value volatility relative to longer term bond funds. In the first half of the reporting period with interest rates falling, the fund maintained the duration of the fund between 2.0 to 2.2 years to lock-in more attractive yields before rates fell. In July of 2003, with rates close to 45-year lows, the fund began to shorten the duration of the fund in anticipation of a stronger economy and increased pressure on the Fed to tighten or increased rates in 2004. At the end of the 12-month reporting period, the duration of the fund stood at 1.74 years, which reflected a rather cautious stance relative to the fund's operating range and its peers.

5 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more senstitive to changes in interest rates than securities of shorter durations.

6 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risks.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Limited Term Municipal Fund (Class A Shares) (the "Fund") from November 30, 1993 to November 30, 2003 compared to the Lehman Brothers 1 Year Municipal Bond Index (LB1MB)2 and the Lehman Brothers 3 Year Municipal Bond Index (LB3MB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2003
1 Year	1.89%
5 Years	3.20%
10 Years	3.62%

GROWTH OF $10,000 AS OF NOVEMBER 30, 2003

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MB and the LB3MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MB and the LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Limited Term Municipal Fund (Class F Shares) (the "Fund") from November 30, 1993 to November 30, 2003 compared to the Lehman Brothers 1 Year Municipal Bond Index (LB1MB)2 and the Lehman Brothers 3 Year Municipal Bond Index (LB3MB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2003
1 Year	2.18%
5 Years	3.67%
10 Years	3.97%
Start of Performance (9/1/1993)	4.00%

GROWTH OF $10,000 AS OF NOVEMBER 30, 2003

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) that was in effect until July 17, 1995. As of July 17, 1995, the Fund did not have a sales charge. The Fund currently has a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MB and the LB3MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MB and the LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2003

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--97.8%
		Alabama--3.3%
$1,000,000		Alabama State Public School & College Authority, Revenue Bonds, 5.00%, 2/1/2008	AA/Aa3		$1,106,780
2,865,000		DCH Health Care Authority, Health Care Facilities Revenue Bonds, 4.00%, 6/1/2007	A+/A1		2,997,764
405,000		Huntsville, AL, Health Care Authority, Revenue Bonds, 5.25% (Huntsville Hospital System), 6/1/2005	NR/A2		423,601
945,000		Huntsville, AL, Health Care Authority, Revenue Bonds, 5.25% (Huntsville Hospital System), 6/1/2006	NR/A2		1,011,878
3,000,000		Mobile, AL, IDB, (Series 1994A), 2.50% TOBs (International Paper Co.), Optional Tender 6/1/2004	BBB/Baa2		3,004,590

		TOTAL			8,544,613

		Alaska--1.5%
4,000,000		Valdez, AK, Marine Terminal, (Series 1994B), 2.00% TOBs (Phillips Transportation Alaska, Inc.)/(ConocoPhillips GTD), Optional Tender 1/1/2004	A-/A3		4,003,000

		Arizona--4.1%
3,000,000		Maricopa County, AZ, Pollution Control Corp., (Series 1994D), 1.75% TOBs (Arizona Public Service Co.), Optional Tender 4/5/2004	A-/A3		3,000,720
2,000,000		Maricopa County, AZ, IDA, 1.15% CP (American Water Capital Corp.), Mandatory Tender 1/13/2004	BBB+/Baa1		2,000,000
2,500,000		Salt River Project, AZ, Agricultural Improvement & Power District, Electric System Refunding Revenue Bonds, (Series 2001A), 5.00%, 1/1/2004	AA/Aa2		2,508,900
1,000,000		Salt River Project, AZ, Agricultural Improvement & Power District, Electric System Refunding Revenue Bonds, (Series 2002D), 5.00%, 1/1/2007	AA/Aa2		1,092,480
1,000,000	[2,3]	Yavapai, AZ, IDA, Solid Waste Disposal Revenue Bonds, 3.65% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2006	BBB/Baa3		1,011,760
1,000,000	[2,3]	Yavapai, AZ, IDA, Solid Waste Disposal Revenue Bonds, 4.45% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2008	BBB/Baa3		1,023,110

		TOTAL			10,636,970

		Arkansas--1.8%
$500,000		Arkansas Development Finance Authority, Exempt Facilities Revenue Bonds, 3.00% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2004	BBB/NR		$501,135
980,000		Little Rock, AR, Health Facilities Board, Healthcare Refunding Revenue Bonds, (Series 2003), 4.50% (Baptist Medical Center, AR), 9/1/2007	A+/NR		1,043,328
1,475,000		Pulaski County, AR, Hospital Refunding Revenue Bonds, (Series 2002B), 4.25% (Arkansas Children's Hospital), 3/1/2006	A/A2		1,532,274
1,530,000		Pulaski County, AR, Hospital Refunding Revenue Bonds, (Series 2002B), 4.50% (Arkansas Children's Hospital), 3/1/2007	A/A2		1,603,149

		TOTAL			4,679,886

		California--5.1%
1,500,000		California PCFA, Solid Waste Disposal Revenue Bonds, 2.00% TOBs (Republic Services, Inc.), Mandatory Tender 12/1/2004	BBB+/NR		1,500,570
1,500,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Insured Series), 5.25% (MBIA Insurance Corp. INS), 5/1/2007	AAA/Aaa		1,663,680
1,000,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds, (Series A), 5.50%, 5/1/2005	BBB+/A3		1,052,030
2,000,000		California State, Refunding UT GO Bonds, 5.00%, 2/1/2008	BBB/A3		2,167,060
3,500,000		California State, SAVRs (Series 2003D-5), 05/01/2033	BBB/A3		3,500,000
1,000,000	[2,3]	California Statewide Communities Development Authority, Solid Waste Facilities Disposal Revenue Bonds, 4.95% TOBs (Waste Management, Inc.), Mandatory Tender 4/1/2004	BBB/NR		1,007,700
75,000		Delta Counties, CA, Home Mortgage Finance Authority, SFM Revenue Bonds, (Series 1998A), 4.85% (GNMA Collateralized Home Mortgage Program COL)/(MBIA Insurance Corp. INS), 12/1/2008	AAA/Aaa		76,081
1,250,000		Santa Clara County, CA, Financing Authority, Special Obligation Bonds, (Series 2003), 4.00% (Measure B Transportation Improvement Program), 8/1/2005	NR/A2		1,297,275
1,000,000		Santa Clara County, CA, Financing Authority, Special Obligation Bonds, (Series 2003), 4.00% (Measure B Transportation Improvement Program), 8/1/2006	NR/A2		1,051,230

		TOTAL			13,315,626

		Colorado--2.4%
85,000		Colorado HFA, SFM Revenue Bond, Series C-1, 7.65%, 12/1/2025	NR/Aa2		85,833
390,000		Colorado HFA, Single Family Program Senior Bonds, (Series 1998C-1), 4.70%, 5/1/2020	NR/Aa2		394,688
1,000,000		Colorado Health Facilities Authority, Revenue Bonds, 4.00% (Catholic Health Initiatives), 9/1/2004	AA/Aa2		1,017,880
2,000,000		Countrydale, CO, Metropolitan District, LT GO Refunding Bonds, 3.50% TOBs (Compass Bank, Birmingham LOC), Mandatory Tender 12/1/2007	NR/A1		2,043,200
$215,000		Denver, CO, Health & Hospital Authority, Healthcare Revenue Bonds, (Series 2001A), 5.00%, 12/1/2004	BBB/Baa3		$219,650
305,000		Denver, CO, Health & Hospital Authority, Healthcare Revenue Bonds, (Series 2001A), 5.25%, 12/1/2005	BBB/Baa3		317,508
140,000		Denver, CO, Health & Hospital Authority, Healthcare Revenue Bonds, (Series 2001A), 5.25%, 12/1/2006	BBB/Baa3		148,182
200,000		Denver, CO, Health & Hospital Authority, Healthcare Revenue Bonds, (Series 2001A), 5.25%, 12/1/2007	BBB/Baa3		212,084
1,815,000		Dove Valley Metropolitan District, CO, Refunding UT GO Bonds, 3.30% TOBs (BNP Paribas SA LOC), Mandatory Tender 11/1/2005	AA-/NR		1,876,782

		TOTAL			6,315,807

		Connecticut--0.7%
1,750,000		Connecticut Development Authority, PCR Bonds, 3.35% TOBs (Connecticut Light & Power Co.)/(AMBAC INS), Mandatory Tender 10/1/2008	AAA/Aaa		1,784,247

		Delaware--1.7%
4,000,000		Delaware State, UT GO Bonds, (Series 2002A), 5.00%, 7/1/2006	AAA/Aaa		4,346,520

		Florida--4.9%
1,065,000		Escambia County, FL, Health Facilities Authority, Revenue Bonds, (Series 2003A), 5.00% (Ascension Health Credit Group), 11/15/2008	AA/Aa2		1,173,907
4,420,000		Florida State Board of Education Lottery, Revenue Bonds, (Series A), 5.50% (FGIC INS), 7/1/2004	AAA/Aaa		4,534,478
1,455,000		Highlands County, FL, Health Facilities Authority, Hospital Revenue Bonds, (Series 2002B), 3.50% (Adventist Health System), 11/15/2004	A/A3		1,478,949
1,000,000		Lee County, FL, School Board, Refunding Certificate of Participation (Series 1996A), 4.60% (FSA INS)/ (Original Issue Yield: 4.65%), 8/1/2004	AAA/Aaa		1,023,320
495,000		Miami Beach, FL, Health Facilities Authority, Hospital Revenue Bonds, (Series 2001B), 5.50% TOBs (Mt. Sinai Medical Center, FL), Mandatory Tender 5/15/2005	BB/Ba3		494,960
2,000,000		Miami-Dade County, FL, Capital Asset Acquisition Special Obligation Bonds, (Series 2002A), 5.00% (AMBAC INS), 4/1/2008	AAA/Aaa		2,224,040
1,680,000		Palm Beach County, FL, Health Facilities Authority, Hospital Refunding Revenue Bonds, (Series 2001), 5.00% (BRCH Corporation Obligated Group), 12/1/2005	A/NR		1,777,289

		TOTAL			12,706,943

		Georgia--1.2%
$1,300,000		Atlanta, GA, UT GO Bonds, 4.50% (MBIA Insurance Corp. INS), 12/1/2004	AAA/Aaa		$1,343,888
1,640,000		Decatur County-Bainbridge, GA, IDA, Revenue Bonds, 4.00% TOBs (John B. Sanifilippo & Son)/(Lasalle Bank, N.A. LOC), Mandatory Tender 6/1/2006	A+/NR		1,702,697

		TOTAL			3,046,585

		Idaho--1.2%
2,000,000		Boise City, ID, Housing Authority, Multifamily Housing Revenue Bonds, (Series 2002A), 3.25% TOBs (Civic Plaza Housing Project)/(Key Bank, N.A. LOC) 3/27/2006	NR/A1		2,030,880
225,000		Idaho Health Facilities Authority, Hospital Revenue Bonds, (Series 1998), 4.70% (Idaho Elks Rehabilitation Hospital)/(Original Issue Yield: 4.75%), 7/15/2004	BBB/NR		228,290
775,000		Idaho Housing Agency, SFM Bonds, (Series B-2), 4.65%, 7/1/2028	NR/Aaa		794,762

		TOTAL			3,053,932

		Illinois--6.5%
1,730,000		Broadview, IL, Tax Increment Financing Revenue Bonds, 4.60%, 7/1/2004	BBB		1,755,863
150,000		Chicago, IL, SFM, Collateralized SFM Revenue Bonds, (Series 1997B), 5.10% (GNMA Collateralized Home Mortgage Program COL), 9/1/2007	NR/Aaa		151,191
1,000,000		Chicago, IL, Transit Authority, Capital Grant Receipts Revenue Bonds, (Series B), 4.25% (AMBAC INS), 6/1/2008	AAA/Aaa		1,033,220
475,000		Illinois Development Finance Authority, IDB, (Series 1995) Revenue Bonds, 5.80% (Catholic Charities Housing Development Corp.), 1/1/2007	A-2/VMIG-1		471,865
210,000		Illinois Development Finance Authority, IDB, Mortgage Revenue Refunding Bonds, (Series 1997A), 5.20% (MBIA Insurance Corp. INS)/(FHA LOC), 7/1/2008	NR/Aaa		222,800
1,000,000		Illinois Development Finance Authority, PCR, (Illinois Power Co.), (Series A), Auction Rate Notes, (MBIA Insurance Corp. INS), 4/01/2032	AAA/Aaa		1,000,000
1,975,000		Illinois Development Finance Authority, PCR, (Illinois Power Co.), (Series B), Auction Rate Notes, (MBIA Insurance Corp. INS), 4/01/2032	AAA/Aaa		1,975,000
6,000,000		Illinois Development Finance Authority, PCR, (Illinois Power Co.), Auction Rate Notes, (MBIA Insurance Corp. INS), 3/01/2017	AAA/Aaa		6,000,000
2,000,000		Illinois Health Facilities Authority, Revenue Bonds, 5.25% (Advocate Health Care Network)/(Original Issue Yield: 5.33%), 11/15/2006	AA/Aa3		2,170,480
2,000,000		Illinois State, UT GO Bonds (First Series of July 2002), 5.00% (MBIA Insurance Corp. INS), 7/1/2007	AAA/Aaa		2,200,700

		TOTAL			16,981,119

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Indiana--2.0%
$1,000,000		Indiana Development Finance Authority, Refunding Revenue Bonds, (Series 1998A), 4.75% TOBs (Southern Indiana Gas & Electric Co.), Mandatory Tender 3/1/2006	BBB+/Baa1		$1,044,700
500,000		Indiana Development Finance Authority, Solid Waste Disposal Revenue Bonds, 2.70% TOBs (Waste Management, Inc.), Mandatory Tender 10/1/2004	BBB/NR		500,800
1,260,000		Indiana Health Facility Financing Authority, Health System Revenue Bonds, (Series 2001), 5.00% (Sisters of St. Francis Health Services, Inc.), 11/1/2005	NR/Aa3		1,333,496
725,000		Indiana Health Facility Financing Authority, Hospital Revenue Bonds, (Series 2001A), 5.50% (Community Foundation of Northwest Indiana), 8/1/2005	BBB-/NR		742,349
575,000		Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, 4.50% (Floyd Memorial Hospital, IN)/(Original Issue Yield: 4.53%), 2/15/2005	A/NR		583,780
1,000,000		Lawrenceburg, IN, Pollution Control Revenue Board, PCR Bonds, (Series F), 2.625% TOBs (Indiana Michigan Power Co.), Mandatory Tender 10/1/2006	BBB/Baa2		997,130

		TOTAL			5,202,255

		Iowa--0.7%
1,815,000		Iowa Finance Authority, Iowa State Revolving Fund, (Series 2001A), 4.75%, 2/1/2005	AAA/Aaa		1,890,813

		Kansas--3.0%
1,000,000		Burlington, KS, Refunding Revenue Bonds, (Series 1998B), 4.75% TOBs (Kansas City Power And Light Co.), Mandatory Tender 10/1/2007	BBB/A3		1,066,760
1,000,000		Burlington, KS, Refunding Revenue Bonds, (Series 1998C), 2.25% TOBs (Kansas City Power And Light Co.), Mandatory Tender 9/1/2004	BBB/A3		999,630
2,465,000		Johnson County, KS, Unified School District No. 233, Refunding UT GO Bonds, 5.00% (FGIC INS), 3/1/2005	AAA/Aaa		2,580,609
1,155,000		Kansas Development Finance Authority, Revenue Bonds, 5.50% (Sisters of Charity, Leavenworth)/(MBIA Insurance Corp. INS), 12/1/2005	AAA/Aaa		1,246,014
1,000,000		La Cygne, KS, Environmental Improvement Revenue Refunding Bonds (Series 1994), 3.90% TOBs (Kansas City Power And Light Co.), Mandatory Tender 9/1/2004	BBB/A2		1,017,360
785,000		Lawrence, KS, Hospital Authority, Hospital Revenue Bonds, 4.00% (Lawrence Memorial Hospital), 7/1/2008	NR/Baa1		811,258
60,000		Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds, Mortgage-Backed Securities Program, (Series 1998 A-1), 5.00% (GNMA Collateralized Home Mortgage Program COL), 6/1/2013	NR/Aaa		62,878

		TOTAL			7,784,509

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Kentucky--0.7%
$875,000		Kentucky EDFA, Revenue Bonds, 4.00% (Catholic Health Initiatives), 9/1/2004	AA/Aa2		$891,721
1,000,000		Kentucky Housing Corp., Housing Revenue Bonds, (Series 2003F), 1.80%, 1/1/2006	AAA/Aaa		1,002,960

		TOTAL			1,894,681

		Louisiana--2.4%
1,000,000		Calcasieu Parish, LA, IDB, PCR Refunding Bonds, (Series 2001), 4.80% (Occidental Petroleum Corp.), 12/1/2006	BBB+/Baa1		1,065,950
1,000,000		Louisiana State Correctional Facilities Corp., Refunding Lease Revenue Bonds, 5.00% (Radian Asset Assurance INS), 12/15/2004	AA/NR		1,036,260
2,000,000		Louisiana State Offshore Terminal Authority, Deep Water Port Refunding Revenue Bonds, (Series 2003D), 4.00% TOBs (Loop LLC), Mandatory Tender 9/1/2008	A/A3		2,085,560
2,000,000		St. Charles Parish, LA, PCR Refunding Revenue Bonds, (Series 1999A), 4.90% TOBs (Entergy Louisiana, Inc.), Mandatory Tender 6/1/2005	BBB-/Baa3		2,059,300

		TOTAL			6,247,070

		Maryland--0.3%
850,000		Prince Georges County, MD, IDRB, (Series 1993), 1.60% TOBs (International Paper Co.) 7/15/2004	BBB/Baa2		852,839

		Massachusetts--2.2%
2,000,000		Massachusetts HEFA, Revenue Bonds, (Series 1999A), 5.25% (Caritas Christi Obligated Group), 7/1/2004	BBB/Baa3		2,016,160
1,115,000		Massachusetts HEFA, Revenue Bonds, (Series C), 5.00% (Milton Hospital), 7/1/2005	BBB+/NR		1,151,483
1,090,000		Massachusetts Municipal Wholesale Electric Co., Power Supply Project Revenue Bonds, Nuclear Project 5-A, 5.00% (MBIA Insurance Corp. INS), 7/1/2004	AAA/Aaa		1,114,241
1,000,000		Massachusetts Municipal Wholesale Electric Co., Power Supply Project Revenue Bonds, Stony Brook Intermediate Project, 5.00% (MBIA Insurance Corp. INS), 7/1/2004	AAA/Aaa		1,022,240
500,000		Massachusetts Water Pollution Abatement Trust Pool, Pool Program Bonds, (Series 8), 5.00%, 8/1/2006	AAA/Aaa		543,480

		TOTAL			5,847,604

		Michigan--3.9%
1,000,000		Detroit, MI, Capital Improvement LT, GO Bonds, (Series 2002A), 5.00% (MBIA Insurance Corp. INS), 4/1/2007	AAA/Aaa		1,096,990
1,000,000		Detroit, MI, Convention Facility Special Tax Revenue Refunding Bonds, (Series 2003), 5.00% (Cobo Hall Project)/(MBIA Insurance Corp. INS), 9/30/2008	AAA/Aaa		1,114,450
1,250,000		Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds, (Series 2002A), 5.00% (MBIA Insurance Corp. INS), 1/1/2007	AAA/Aaa		1,364,413
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Michigan--continued
$1,810,000		Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds, (Series 2002A), 5.00%, 1/1/2005	AA/A1		$1,883,251
1,000,000		Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds, (Series 2003A), 5.00% (Henry Ford Health System, MI), 3/1/2008	A-/A1		1,085,140
500,000		Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds, 5.00% (Sparrow Obligated Group, MI), 11/15/2004	A/A1		515,450
1,000,000		Michigan State Hospital Finance Authority, Revenue Bonds, 5.00% (Oakwood Obligated Group), 11/1/2007	A/A2		1,080,870
1,000,000		Michigan State Hospital Finance Authority, Revenue Bonds, 5.00% (Oakwood Obligated Group), 11/1/2006	A/A2		1,073,910
1,000,000		Michigan Strategic Fund, Revenue Bonds, 4.20% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2004	BBB/NR		1,015,050

		TOTAL			10,229,524

		Minnesota--1.9%
1,500,000		Maplewood, MN, Health Care Facility Revenue Bonds, (Series 1996), 5.95% (Healtheast, MN), 11/15/2006	BB-/Ba2		1,500,390
1,530,000		Minneapolis, MN, Health Care System, Revenue Bonds, (Series 2002A), 5.00% (Allina Health System, MN), 11/15/2007	NR/A3		1,650,549
1,000,000		Minneapolis/St. Paul, MN, Housing & Redevelopment Authority, Health Care Facility Revenue Bonds, (Series 2003), 4.50% (HealthPartners Obligated Group), 12/1/2006	BBB+/Baa1		1,047,330
750,000		Minneapolis/St. Paul, MN, Housing & Redevelopment Authority, Health Care Facility Revenue Bonds, (Series 2003), 4.50% (HealthPartners Obligated Group), 12/1/2007	BBB+/Baa1		785,918

		TOTAL			4,984,187

		Missouri--1.7%
960,000		Cape Girardeau County, MO, IDA, Health Care Facilities Revenue Bonds, (Series A), 5.00% (St. Francis Medical Center, MO), 6/1/2007	A/NR		1,031,136
1,000,000		Joplin, MO, IDA, Revenue Bonds, (Series 1997A), 5.50% (Catholic Health Initiatives), 12/1/2007	AA/Aa2		1,115,160
115,000		Kansas City, MO, IDA, PCR Bonds, 6.05% (General Motors Corp.), 4/1/2006	BBB/Baa1		115,092
1,050,000		Missouri State Environmental Improvement & Energy Authority, (AmerenUE), (Series 1998A), Auction Rate Notes, 09/01/2033	BBB+/A2		1,050,000
750,000		Missouri State Environmental Improvement & Energy Authority, (AmerenUE), (Series 1998C), Auction Rate Notes, 09/01/2033	BBB+/A2		750,000
425,000		West Plains, MO, IDA, Hospital Revenue Bonds, 5.05% (Ozarks Medical Center)/(Original Issue Yield: 5.125%), 11/15/2005	BB+/NR		428,171

		TOTAL			4,489,559

		Nebraska--0.5%
$400,601	[2]	Energy America, NE, Gas Supply Revenue Bonds, (Series 1998B), 5.10% (Nebraska Public Gas Agency), 10/15/2005	NR		$389,044
1,000,000		Nebraska Public Power District, General Revenue Bonds, (Series 2002B), 4.00% (AMBAC INS), 1/1/2006	AAA/Aaa		1,050,330

		TOTAL			1,439,374

		Nevada--0.4%
1,000,000		Clark County, NV, IDRBs, (Series 2003D), 3.35% TOBs (Southwest Gas Corp.), Mandatory Tender 9/1/2004	BBB-/Baa2		1,003,660

		New Hampshire--0.8%
2,000,000		New Hampshire Business Finance Authority, PCR Refunding Bonds, 4.55% TOBs (United Illuminating Co.), Mandatory Tender 2/1/2004	NR/A3		2,006,420

		New York--10.6%
1,000,000		Dutchess County, NY, IDA, Revenue Bonds, 2.80% (Marist College), 7/1/2006	NR/Baa1		1,014,900
1,110,000		Dutchess County, NY, IDA, Revenue Bonds, 4.00% (Marist College), 7/1/2009	NR/Baa1		1,139,926
2,000,000		Long Island Power Authority, Electric System General Revenue Bonds, (Series 2003A), 3.00%, 6/1/2004	A-/Baa1		2,016,300
1,750,000		Long Island Power Authority, Electric System General Revenue Bonds, (Series 2003A), 4.50%, 6/1/2005	A-/Baa1		1,820,210
1,000,000		New York City, NY, Transitional Finance Authority, Future Tax Secured Bonds, (Series 2003C), 5.00%, 8/1/2006	AA+/Aa2		1,085,860
1,000,000		New York City, NY, UT GO Bonds, (Series 2001F), 5.00%, 8/1/2007	A/A2		1,087,520
1,000,000		New York City, NY, UT GO Bonds, (Series D), 5.00%, 8/1/2006	A/A2		1,076,050
1,000,000		New York City, NY, UT GO Bonds, (Series E), 5.00%, 8/1/2007	A/A2		1,087,520
1,000,000		New York City, NY, UT GO Bonds, (Series F), 5.00%, 8/1/2008	A/A2		1,094,730
3,500,000		New York State Dormitory Authority, Mental Health Services Facilities Revenue Bonds, (Series 2003C-1), 5.00% (New York State), 2/15/2007	AA-/NR		3,783,115
1,620,000		New York State Dormitory Authority, Revenue Bonds, (Series 2003), 4.00% (Kateri Residence)/(Allied Irish Banks PLC LOC), 7/1/2008	NR/Aa3		1,702,831
5,000,000		New York State Dormitory Authority, Revenue Bonds, 5.25% (State University of New York), 5/15/2004	AA-/A3		5,092,800
255,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, (Series 71), 4.75%, 10/1/2021	NR/Aa1		262,018
$2,000,000		New York State Thruway Authority, Local Highway & Bridge Service Contract Bonds, (Series 2002), 5.00%, 4/1/2006	AA-/A3		$2,151,560
2,000,000		New York State Thruway Authority, Local Highway & Bridge Service Contract Bonds, (Series 2002), 5.00%, 4/1/2007	AA-/A3		2,191,260
1,000,000		Tobacco Settlement Financing Corp., NY, Asset-Backed Revenue Bonds, (Series 2003A), 4.00%, 6/1/2006	AA-/NR		1,046,810

		TOTAL			27,653,410

		North Carolina--1.3%
1,500,000		North Carolina Eastern Municipal Power Agency, Revenue Refunding Bonds, (Series C), 5.25% (Original Issue Yield: 5.40%), 1/1/2004	BBB/Baa3		1,504,740
160,000		North Carolina HFA, SFM Revenue Bonds, (Series 1997TT), 4.90%, 9/1/2024	AA/Aa2		160,594
1,500,000		North Carolina State, UT GO Bonds, (Series 1997A), 5.20% (Original Issue Yield: 5.35%), 3/1/2013	AAA/Aa1		1,686,345

		TOTAL			3,351,679

		North Dakota--0.1%
170,000		North Dakota State HFA, Housing Finance Program Bonds, (Series 1997C), 4.70%, 1/1/2022	NR/Aa2		171,972

		Ohio--4.2%
460,000		Franklin County, OH, Health Care Facilities, Revenue Refunding Bonds, 5.00% (Ohio Presbyterian Retirement Services), 7/1/2004	BBB/NR		465,952
3,000,000		Hamilton County, OH, Local Cooling Facilities Revenue Bonds, (Series 1998), 4.90% TOBs (Trigen-Cinergy Solutions of Cincinnati LLC)/(Cinergy Corp. GTD), Mandatory Tender 6/1/2004	BBB/Baa2		3,019,620
125,000		Ohio Enterprise Bond Fund, (Series 1995-3) State Economic Development Revenue Bonds, 5.60% (Smith Steelite), 12/1/2003	AA-/NR		125,040
410,000		Ohio HFA, Residential Mortgage Revenue Bonds, (Series 1998A-1), 4.90% (GNMA Collateralized Home Mortgage Program COL), 9/1/2025	AAA/Aaa		418,249
1,750,000		Ohio State Air Quality Development Authority, Environmental Refunding Revenue Bonds, 2.00% TOBs (MeadWestvaco Corp.), Mandatory Tender 11/1/2004	BBB/Baa2		1,750,403
1,000,000		Ohio State Air Quality Development Authority, Refunding Revenue Bonds, (Series 2002A), 2.50% TOBs (Pennsylvania Power Co.), Mandatory Tender 7/1/2004	BBB-/Baa2		999,450
$2,000,000		Ohio State Revenue, Major New State Infrastructure Revenue Bonds, 5.00%, 6/15/2006	AA/Aa3		$2,167,160
1,000,000		Ohio State Water Development Authority Pollution Control Facilities, Refunding Revenue Bonds, (Series 1999B), 4.50% TOBs (Toledo Edison Co.), Mandatory Tender 9/1/2005	BBB-/Baa3		1,013,190
1,000,000		Ohio State Water Development Authority Pollution Control Facilities, Refunding Revenue Bonds, (Series B), 4.40% TOBs (Ohio Edison Co.), Mandatory Tender 12/1/2003	BBB-/Baa2		1,011,200

		TOTAL			10,970,264

		Oklahoma--0.4%
1,000,000		Tulsa, OK, International Airport, General Revenue Bonds, 5.00% (FGIC INS), 6/1/2004	AAA/Aaa		1,018,620

		Oregon--1.0%
1,000,000		Clackamas County, OR, Hospital Facilities Authority, Revenue Refunding Bonds, (Series 2001), 5.00% (Legacy Health System), 5/1/2006	AA/Aa3		1,074,890
750,000		Port of Portland, OR, 2.55% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2004	BBB/NR		759,465
750,000		Port of Portland, OR, 3.00% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2003	BBB/NR		759,465

		TOTAL			2,593,820

		Pennsylvania--5.5%
1,345,000		Allegheny County, PA, HDA, Revenue Bonds, (Series 2003B), 5.50% (UPMC Health System), 6/15/2007	A/NR		1,456,568
1,020,000		Commonwealth of Pennsylvania, UT GO Bonds, 5.25%, 10/15/2006	AA/Aa2		1,121,653
1,420,000		Erie County, PA, UT GO Bonds, 5.25% (AMBAC INS), 9/1/2004	AAA/Aaa		1,463,935
1,000,000		Montgomery County, PA, IDA, PCR Refunding Bonds, (Series 1999A), 5.20% TOBs (Peco Energy Co.), Mandatory Tender 10/1/2004	BBB+/A3		1,025,220
2,000,000		Montgomery County, PA IDA, PCR Refunding Bonds, (Series 1999B), 5.30% TOBs (Peco Energy Co.), Mandatory Tender 10/1/2004	BBB+/A3		2,048,800
315,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds, (Series 2001A), 6.00% (Amtrak), 11/1/2005	BBB-/A3		330,397
1,200,000		Pennsylvania EDFA, Resource Recovery Refunding Revenue Bonds, (Series B), 6.75% (Northampton Generating), 1/1/2007	BBB-/NR		1,237,224
1,005,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, (Series 2001A), 5.75% (UPMC Health System), 1/15/2008	A/NR		1,107,178
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 3.625% TOBs (Gannon University)/(PNC Bank, N.A. LOC), Mandatory Tender 5/1/2006	AA-/NR		1,040,270
$1,000,000		Pennsylvania State, Refunding UT GO Bonds, 5.125% (AMBAC INS)/(Original Issue Yield: 5.35%), 9/15/2011	AAA/Aaa		$1,107,440
785,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds, (Series 2002A), 4.50% (Guthrie Healthcare System, PA), 12/1/2003	A-/NR		785,165
1,400,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds, (Series 2002A), 5.50% (Guthrie Healthcare System, PA), 12/1/2004	A-/NR		1,443,554
220,000		Scranton-Lackawanna, PA, Health & Welfare Authority, Revenue Bonds, 7.125% (Allied Services Rehabilitation Hospitals, PA), 7/15/2005	NR		224,134

		TOTAL			14,391,538

		Rhode Island--0.6%
400,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds, (Series 2002), 5.00% (Lifespan Obligated Group), 8/15/2005	BBB/Baa2		413,608
500,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds, (Series 2002), 5.25% (Lifespan Obligated Group), 8/15/2006	BBB/Baa2		526,855
510,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds, (Series 2002), 5.50% (Lifespan Obligated Group), 8/15/2007	BBB/Baa2		543,614

		TOTAL			1,484,077

		South Carolina--1.6%
2,000,000		Piedmont Municipal Power Agency, SC, Refunding Electric Revenue Bonds, (Series 2002A), 5.00% (FGIC INS), 1/1/2005	AAA/Aaa		2,078,480
1,000,000		Richland County, SC, Environmental Improvement Revenue Refunding Bonds, (Series 2002A), 4.25% (International Paper Co.), 10/1/2007	BBB/Baa2		1,052,810
1,000,000		South Carolina Jobs-EDA, Hospital Facilities Revenue Bonds, (Series 2000A), 7.00% (Palmetto Health Alliance), 12/15/2004	BBB/Baa2		1,058,770

		TOTAL			4,190,060

		South Dakota--0.5%
1,255,000		South Dakota State Health & Educational Authority, Revenue Bonds, 4.50% (Avera Health)/(AMBAC INS), 7/1/2005	AAA/Aaa		1,315,102

		Tennessee--1.9%
1,000,000		Carter County, TN, IDB, (Series 1983), 4.15% (Inland Container Corp.), 10/1/2007	BBB/NR		1,012,720
640,000		Knox County, TN, Health Education & Housing Facilities Board, Refunding Improvement Revenue Bonds, (Series 2003A), 4.00% (East Tennessee Children's Hospital), 7/1/2006	BBB+/Baa1		664,179
915,000		Montgomery County, TN, HEFA Board, Hospital Revenue Refunding Bonds, 4.55% (Clarksville Regional Hospital)/(Original Issue Yield: 4.65%), 1/1/2004	BBB/Baa2		916,940
$730,000		Montgomery County, TN, HEFA Board, Hospital Revenue Refunding Bonds, 4.65% (Clarksville Regional Hospital)/(Original Issue Yield: 4.75%), 1/1/2005	BBB/Baa2		$746,746
1,605,000		Sullivan County, TN, Health Educational & Housing Facilities Board, Hospital Refunding Revenue Bonds, 4.50% (Wellmont Health System), 9/1/2006	BBB+/NR		1,671,591

		TOTAL			5,012,176

		Texas--8.0%
3,000,000		Austin, TX, Water and Wastewater System, Refunding Revenue Bonds, (Series 2002A), 5.25% (AMBAC INS), 11/15/2007	AAA/Aaa		3,353,340
2,000,000		Brazos River Authority, TX, Refunding Revenue Bonds, (Series A), 4.95% TOBs (TXU Energy), Mandatory Tender 4/1/2004	BBB/Baa2		2,014,300
1,000,000		Gulf Coast, TX, Waste Disposal Authority, Environmental Facilities Refunding Revenue Bonds, 4.20% (Occidental Petroleum Corp.), 11/1/2006	BBB+/Baa1		1,049,470
2,000,000		Gulf Coast, TX, Waste Disposal Authority, Refunding PCR Bonds, 2.00% TOBs (BP Amoco Corp.), Mandatory Tender 10/1/2006	AA+/Aa1		1,998,880
500,000		Lower Colorado River Authority, TX, Revenue Refunding Bonds, 5.00%, 5/15/2006	A/A1		537,775
2,500,000		Matagorda County, TX, Navigation District Number One, PCR Refunding Bonds, (Series 1999A), 2.15% TOBs (AEP Texas Central Co.), Mandatory Tender 11/1/2004	BBB/Baa2		2,498,300
2,000,000		San Antonio, TX, Electric & Gas System, Refunding Revenue Bonds, 5.00%, 2/1/2004	AA+/Aa1		2,013,460
1,675,000		Texas State Public Finance Authority, Revenue Financing System Bonds, (Series 2002), 4.50% (Texas Southern University)/(MBIA Insurance Corp. INS), 11/1/2005	NR/Aaa		1,773,205
1,585,000		Texas State Public Finance Authority, Refunding UT GO Bonds, (Series 2001A), 5.00%, 10/1/2006	AA/Aa1		1,728,775
2,000,000		Texas Turnpike Authority, Second Tier Bond Anticipation Notes (Series 2002), 5.00%, 6/1/2008	AA/Aa3		2,216,880
1,500,000		Texas Water Development Board, State Revolving Fund Revenue Bonds, (Series B), 5.50%, 7/15/2007	AAA/Aaa		1,678,845

		TOTAL			20,863,230

		Utah--0.3%
735,000		Intermountain Power Agency, UT, Power Supply Revenue Refunding Bonds, (Series B), 6.00% (MBIA Insurance Corp. INS), 7/1/2006	AAA/Aaa		814,292

		Virginia--1.5%
1,000,000		Chesterfield County, VA, IDA, PCR Bonds, 4.95% (Virginia Electric & Power Co.), 12/1/2007	BBB+/A3		1,055,340
$1,000,000		Louisa, VA, IDA, Solid Waste & Sewage Disposal Revenue Bonds, (Series 2000A), 1.85% TOBs (Virginia Electric & Power Co.), Mandatory Tender 4/1/2004	BBB+/A3		$1,002,310
1,000,000		Louisa, VA, IDA, Solid Waste & Sewer Disposal Revenue Bonds, (Series 2001 A), 3.40% TOBs (Virginia Electric & Power Co.), Mandatory Tender 3/1/2004	NR/A3		1,005,070
750,000		Virginia Peninsula Port Authority, Revenue Refunding Bonds, 3.30% TOBs (Dominion Terminal Associates)/(Dominion Resources, Inc. GTD), Mandatory Tender 10/1/2008	BBB+/Baa1		757,583

		TOTAL			3,820,303

		Washington--2.0%
2,035,000		Washington State, Refunding UT GO Bonds, (Series R-2000A), 5.00%, 1/1/2005	AA+/Aa1		2,118,476
2,000,000		Washington State, Refunding UT GO Bonds, 5.25%, 9/1/2005	AA+/Aa1		2,133,780
1,000,000		Washington State, Various Purpose Refunding UT GO Bonds, (Series R-2003A), 3.50% (MBIA Insurance Corp. INS), 1/1/2007	AAA/Aaa		1,046,120

		TOTAL			5,298,376

		Wisconsin--1.3%
1,030,000		Green Bay, WI, Area Public School District, Refunding UT GO Bonds, 5.10%, 4/1/2007	NR/Aa2		1,102,790
965,000		Pleasant Prairie, WI, Water & Sewer System, Bond Anticipation Notes, 4.00%, 10/1/2007	NR/A3		1,005,385
1,245,000		Wisconsin State HEFA, Refunding Revenue Bonds, 5.00% (Wheaton Franciscan Services), 8/15/2005	A/A2		1,304,847

		TOTAL			3,413,022

		Wyoming--2.1%
3,000,000		Albany County, WY, Pollution Control Revenue Bonds, (Series 1985), 2.55% TOBs (Union Pacific Railroad Co.)/ (Union Pacific Corp. GTD), Optional Tender 12/1/2004	BBB/NR		3,007,950
2,500,000		Lincoln County, WY, PCR Refunding Bonds, (Series 1991), 3.40% TOBs (Pacificorp), Mandatory Tender 6/1/2010	A/A3		2,484,525

		TOTAL			5,492,475

		TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $251,035,300)			255,142,159

		SHORT-TERM MUNICIPALS--8.4%
		Arizona--0.9%
1,150,000		Prescott, AZ, IDA, (Series A) Weekly VRDNs (Prescott Convention Center, Inc.)/(Household Finance Corp. GTD)	A-1/NR		1,150,000
1,150,000		Prescott, AZ, IDA, (Series B) Weekly VRDNs (Prescott Convention Center, Inc.)/(Household Finance Corp. GTD)	A-1/NR		1,150,000

		TOTAL			2,300,000

		Illinois--0.4%
$1,000,000		Chicago, IL, Gas Supply Revenue (Series 2000B), 1.15% CP (Peoples Gas Light & Coke Co.), Mandatory Tender 3/18/2004	NR		$1,000,000

		Indiana--3.9%
10,130,000		Indiana Health Facility Financing Authority, (Series 2000B) Daily VRDNs (Clarian Health Partners, Inc.)/ (JPMorgan Chase Bank LIQ)	A-1+/VMIG1		10,130,000

		Massachusetts--1.2%
3,000,000		Commonwealth of Massachusetts, (Series 2000A) Daily VRDNs (Landesbank Baden-Wuerttemberg LIQ)	A-1+/VMIG1		3,000,000

		New York--0.2%
600,000		Port Authority of New York and New Jersey, Adjustable Versatile Structure Obligation (Series 3) Daily VRDNs	A-1+/VMIG1		600,000

		Pennsylvania--1.1%
300,000		Erie County, PA, Hospital Authority, (Series 1998B) Daily VRDNs (Hamot Health Foundation)/(AMBAC INS)/National City Bank, Pennsylvania LIQ)	NR/VMIG1		300,000
2,530,000		Lancaster County, PA, Hospital Authority, (Series 1996) Weekly VRDNs (Masonic Homes)	NR/VMIG2		2,530,000

		TOTAL			2,830,000

		Texas--0.7%
1,900,000		North Central Texas HFDC, (Series D) Daily VRDNs (Presbyterian Medical Center)/(MBIA Insurance Corp. INS)/(JPMorgan Chase Bank LIQ)	A-1+/VMIG1		1,900,000

		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)			21,760,000

		TOTAL INVESTMENTS--106.2% (IDENTIFIED COST $272,795,300)[4]			276,902,159

		OTHER ASSETS AND LIABILITIES - NET--(6.2)%			(16,129,111)

		TOTAL NET ASSETS--100%			$260,773,048

Securities that are subject to federal alternative minimum tax (AMT) represent 15.3% of the portfolio as calculated based upon total portfolio market value (unaudited).

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 2003, these securities amounted to $3,431,614 which represents 1.3% of net assets. Included in these amounts are restricted securities which have been deemed liquid amounting to $3,042,570 and representing 1.2% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Directors.

4 The cost of investments for federal tax purposes amounts to $272,795,210.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
CP	--Commercial Paper
EDA	--Economic Development Authority
EDFA	--Economic Development Financing Authority
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDRB(s)	--Industrial Development Revenue Bond(s)
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
PCR	--Pollution Control Revenue
PCFA	--Pollution Control Finance Authority
SAVRs	--Select Auction Variable Rates
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2003

Assets:
Total investments in securities, at value (identified cost $272,795,300)		$276,902,159
Cash		31,632
Income receivable		3,122,136
Receivable for investments sold		365,000
Receivable for shares sold		408,258

TOTAL ASSETS		280,829,185

Liabilities:
Payable for investments purchased	$8,250,000
Payable for shares redeemed	11,552,694
Income distribution payable	114,563
Payable for transfer and dividend disbursing agent fees and expenses (Note 6)	8,119
Payable for portfolio accounting fees (Note 6)	7,292
Payable for distribution services fee (Note 6)	50,654
Payable for shareholder services fee (Note 6)	55,825
Accrued expenses	16,990

TOTAL LIABILITIES		20,056,137

Net assets for 26,328,974 shares outstanding		$260,773,048

Net Assets Consist of:
Paid in capital		$260,127,132
Net unrealized appreciation of investments		4,106,859
Accumulated net realized loss on investments		(3,497,023)
Undistributed net investment income		36,080

TOTAL NET ASSETS		$260,773,048

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($235,512,066 ÷ 23,778,553 shares outstanding)		$ 9.90

Offering price per share (100/99.00 of $9.90)[1]		$10.00

Redemption proceeds per share		$ 9.90

Class F Shares:
Net asset value per share ($25,260,982 ÷ 2,550,421 shares outstanding)		$ 9.90

Offering price per share		$ 9.90

Redemption proceeds per share (99.00/100 of $9.90)[1]		$ 9.80

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2003

Investment Income:
Interest			$8,211,555

Expenses:
Investment adviser fee (Note 6)		$1,043,372
Administrative personnel and services fee (Note 6)		197,203
Custodian fees		12,093
Transfer and dividend disbursing agent fees and expenses (Note 6)		65,613
Directors'/Trustees' fees		4,287
Auditing fees		15,478
Legal fees		5,876
Portfolio accounting fees (Note 6)		100,393
Distribution services fee--Class A Shares (Note 6)		602,189
Distribution services fee--Class F Shares (Note 6)		29,951
Shareholder services fee--Class A Shares (Note 6)		602,189
Shareholder services fee--Class F Shares (Note 6)		49,918
Share registration costs		62,889
Printing and postage		34,882
Insurance premiums		2,096
Taxes		19,677
Miscellaneous		1,458

TOTAL EXPENSES		2,849,564

Waivers (Note 6):
Waiver of investment adviser fee	$(283,670)
Waiver of administrative personnel and services fee	(826)
Waiver of transfer and dividend disbursing agent fees and expenses	(2,984)
Waiver of distribution services fee--Class F Shares	(29,951)

TOTAL WAIVERS		(317,431)

Net expenses			2,532,133

Net investment income			5,679,422

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(11,542)
Net change in unrealized appreciation of investments			1,912,994

Net realized and unrealized gain on investments			1,901,452

Change in net assets resulting from operations			$7,580,874

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,679,422	$4,840,351
Net realized loss on investments	(11,542)	(380,132)
Net change in unrealized appreciation/depreciation of investments	1,912,994	1,577,896

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,580,874	6,038,115

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(5,234,488)	(4,322,564)
Class F Shares	(481,091)	(525,346)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,715,579)	(4,847,910)

Share Transactions:
Proceeds from sale of shares	208,730,715	257,745,916
Net asset value of shares issued to shareholders in payment of distributions declared	4,102,997	3,305,946
Cost of shares redeemed	(196,913,797)	(187,122,627)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	15,919,915	73,929,235

Change in net assets	17,785,210	75,119,440

Net Assets:
Beginning of period	242,987,838	167,868,398

End of period (including undistributed net investment income of $36,080 and $72,268, respectively)	$260,773,048	$242,987,838

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 2003

1. ORGANIZATION

Federated Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Limited Term Municipal Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class A and Class F Shares. The investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax consistent with the preservation of principal.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted illiquid security held at November 30, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost
Energy America, NE, Gas Supply Revenue Bonds, (Series 1998B), 5.10% (Nebraska Public Gas Agency), 10/15/2005	5/18/1998	$400,601

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective December 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization as part of investment income on the financial statements is as follows:

	As of 12/1/2001			For the Year Ended 11/30/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$1,032	$1,032	$173	$855	$(1,028)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

4. CAPITAL STOCK

At November 30, 2003, par value shares ($0.001 per share) authorized were as follows:

Share Class	Shares of Par Value Capital Stock Authorized
Class A Shares	1,000,000,000
Class F Shares	1,000,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	19,924,890	$197,549,833	25,172,187	$246,646,176
Shares issued to shareholders in payment of distributions declared	387,875	3,844,790	311,338	3,050,635
Shares redeemed	(19,492,905)	(193,178,757)	(17,813,144)	(174,063,397)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	819,860	$8,215,866	7,670,381	$75,633,414

Year Ended November 30	2003		2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,128,489	$11,180,882	1,132,541	$11,099,740
Shares issued to shareholders in payment of distributions declared	26,049	258,207	26,061	255,311
Shares redeemed	(376,702)	(3,735,040)	(1,331,893)	(13,059,230)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	777,836	$7,704,049	(173,291)	$(1,704,179)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,597,696	$15,919,915	7,497,090	$73,929,235

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for expired capital loss carryforwards.

For the year ended November 30, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(439,009)	$(31)	$439,040

Net investment income, net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2003 and 2002 was as follows:

	2003	2002
Tax-exempt income	$5,715,579	$4,847,910

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$150,644
Unrealized appreciation	$4,106,949
Capital loss carryforward	$3,497,116

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization of debt securities.

At November 30, 2003, the cost of investments for federal tax purposes was $272,795,210. The net unrealized appreciation of investments for federal tax purposes was $4,106,949. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $238,867,249 and net unrealized depreciation from investments for those securities having an excess of cost over value of $234,760,300.

At November 30, 2003, the Fund had a capital loss carryforward of $3,497,116, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$2,004,917
2008	$938,717
2009	$162,953
2010	$379,104
2011	$11,425

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended November 30, 2003, the fees paid to FAS and FServ were $17,015 and $179,362, respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class F Shares	0.15%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Sales Charges

For the fiscal year ended November 30, 2003, FSC retained $14,822 in sales charges from the sale of Class A Shares. FSC also retained $53,243 of contingent deferred sales charges relating to redemptions of Class A Shares and $14,045 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Interfund Transactions

During the year ended November 30, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sales transactions complied with Rule 17a-7 under the Act and amounted to $195,710,000 and $176,616,260, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2003, were as follows:

Purchases	$86,546,682
Sales	$59,557,524

8. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2003, the Fund did not designate any long-term capital gain dividends.

At November 30, 2003, 100% of the distributions from net investment income is exempt from federal income tax, other than Federal AMT.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Term Municipal Fund (the "Fund") (a portfolio of Federated Fixed Income Securities, Inc.) as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Federated Limited Term Municipal Fund as of November 30, 2003, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/   DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 23, 2004

Board Of Directors And Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Corporation comprises four portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

John F. Donahue* Birth Date: July 28, 1924 DIRECTOR AND CHAIRMAN Began serving: October 1991

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 DIRECTOR AND PRESIDENT Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Federated Equity Management Company of Pennsylvania; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. and Passport Research II, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: October 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: October 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: October 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President,
DVC Group, Inc. (marketing communications and technology)
(prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp.
(engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: October 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation	Principal Occupation(s) and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd. and Passport Research II, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998

Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998

Jeff A. Kozemchak is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

[Logo of Federated Investors]

Federated Limited Term Municipal Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 31417P304
Cusip 31417P403

G00278-02(1/04)

Federated is a registered mark of Federated Investors, Inc.
2004 © Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Strategic Income Fund

Established 1994

A Portfolio of Federated Fixed Income Securities, Inc.

9TH ANNUAL SHAREHOLDER REPORT

November 30, 2003

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF DIRECTORS AND CORPORATION OFFICERS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.57	$8.00	$8.10	$9.19	$9.79
Income From Investment Operations:
Net investment income	0.615	0.69 [1,2]	0.81	0.84	0.87
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.015	(0.42)[1]	(0.12)	(1.12)	(0.65)

TOTAL FROM INVESTMENT OPERATIONS	1.630	0.27	0.69	(0.28)	0.22

Less Distributions:
Distributions from net investment income	(0.629)	(0.70)	(0.76)	(0.81)	(0.82)
Distributions from paid in capital[3]	(0.001)	--	(0.03)	--	--

TOTAL DISTRIBUTIONS	(0.630)	(0.70)	(0.79)	(0.81)	(0.82)

Net Asset Value, End of Period	$8.57	$7.57	$8.00	$8.10	$9.19

Total Return[4]	22.29%	3.48%	8.77%	(3.37)%	2.30%

Ratios to Average Net Assets:

Expenses	1.27%	1.26%	1.23%	1.19%	1.16%

Net investment income	7.14%	8.83%[1]	9.93%	9.44%	8.93%

Expense waiver/reimbursement[5]	0.06%	0.07%	0.13%	0.19%	0.21%

Supplemental Data:

Net assets, end of period (000 omitted)	$279,461	$167,387	$138,295	$127,397	$148,365

Portfolio turnover	38%	50%	58%	60%	51%

1 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 9.31% to 8.83%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.57	$8.00	$8.10	$9.19	$9.79
Income From Investment Operations:
Net investment income	0.562	0.63 [1,2]	0.76	0.77	0.80
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.008	(0.42)[1]	(0.13)	(1.12)	(0.65)

TOTAL FROM INVESTMENT OPERATIONS	1.570	0.21	0.63	(0.35)	0.15

Less Distributions:
Distributions from net investment income	(0.569)	(0.64)	(0.71)	(0.74)	(0.75)
Distributions from paid in capital[3]	(0.001)	--	(0.02)	--	--

TOTAL DISTRIBUTIONS	(0.570)	(0.64)	(0.73)	(0.74)	(0.75)

Net Asset Value, End of Period	$8.57	$7.57	$8.00	$8.10	$9.19

Total Return[4]	21.40%	2.70%	7.97%	(4.10)%	1.54%

Ratios to Average Net Assets:

Expenses	2.02%	2.01%	1.98%	1.94%	1.91%

Net investment income	6.42%	8.08%[1]	9.18%	8.70%	8.18%

Expense waiver/reimbursement[5]	0.06%	0.07%	0.13%	0.19%	0.21%

Supplemental Data:

Net assets, end of period (000 omitted)	$669,571	$550,731	$592,565	$581,077	$733,507

Portfolio turnover	38%	50%	58%	60%	51%

1 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain/loss per share by $0.04, and decrease the ratio of net investment income to average net assets from 8.55% to 8.08%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.57	$8.00	$8.10	$9.19	$9.79
Income From Investment Operations:
Net investment income	0.550	0.63 [1,2]	0.76	0.77	0.80
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.018	(0.42)[1]	(0.13)	(1.12)	(0.65)

TOTAL FROM INVESTMENT OPERATIONS	1.568	0.21	0.63	(0.35)	0.15

Less Distributions:
Distributions from net investment income	(0.567)	(0.64)	(0.71)	(0.74)	(0.75)
Distributions from paid in capital[3]	(0.001)	--	(0.02)	--	--

TOTAL DISTRIBUTIONS	(0.568)	(0.64)	(0.73)	(0.74)	(0.75)

Net Asset Value, End of Period	$8.57	$7.57	$8.00	$8.10	$9.19

Total Return[4]	21.37%	2.70%	7.97%	(4.10)%	1.54%

Ratios to Average Net Assets

Expenses	2.02%	2.01%	1.98%	1.94%	1.91%

Net investment income	6.42%	8.08%[1]	9.18%	8.66%	8.18%

Expense waiver/reimbursement[5]	0.06%	0.07%	0.13%	0.19%	0.21%

Supplemental Data

Net assets, end of period (000 omitted)	$87,344	$52,300	$52,146	$52,697	$70,531

Portfolio turnover	38%	50%	58%	60%	51%

1 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain/loss per share by $0.04, and decrease the ratio of net investment income to average net assets from 8.56% to 8.08%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.55	$7.99	$8.09	$9.18	$9.79
Income From Investment Operations:
Net investment income	0.613	0.69 [1,2]	0.82	0.84	0.87
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.017	(0.43)[1]	(0.13)	(1.12)	(0.66)

TOTAL FROM INVESTMENT OPERATIONS	1.630	0.26	0.69	(0.28)	0.21

Less Distributions:
Distributions from net investment income	(0.629)	(0.70)	(0.76)	(0.81)	(0.82)
Distributions from paid in capital[3]	(0.001)	--	(0.03)	--	--

TOTAL DISTRIBUTIONS	(0.630)	(0.70)	(0.79)	(0.81)	(0.82)

Net Asset Value, End of Period	$8.55	$7.55	$7.99	$8.09	$9.18

Total Return[4]	22.35%	3.36%	8.78%	(3.38)%	2.20%

Ratios to Average Net Assets:

Expenses	1.27%	1.26%	1.23%	1.19%	1.16%

Net investment income	7.17%	8.83%[1]	9.93%	9.42%	8.92%

Expense waiver/reimbursement[5]	0.56%	0.57%	0.63%	0.69%	0.71%

Supplemental Data:

Net assets, end of period (000 omitted)	$23,423	$20,569	$24,885	$27,560	$34,034

Portfolio turnover	38%	50%	58%	60%	51%

1 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 9.30% to 8.83%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

The past fiscal year was very positive for fund shareholders on both an absolute and relative basis. Class A Shares posted a total return for the 12-month reporting period ended November 30, 2003 of 22.29% based on net asset value. Income generated by the fund contributed to the total return. The fund's Class B, C and F shares had total returns of 21.40%, 21.37% and 22.35%, respectively, based on net asset value.1 The fund significantly outperformed the 15.88% return of its peers in the Lipper Multi-Sector Funds Category.2

At the beginning of the fiscal year, fund management held the opinion that the world economies, in general, would show substantial improvement. Additionally, U.S. corporate earnings were anticipated to exhibit strong year-over-year growth. As a result, the fund sector allocation was a major determinant in the strong performance. The fund emphasized the higher yielding, more economically sensitive bond sectors such as high-yield and emerging market debt securities. Correspondingly, the fund maintained an underweight position in U.S. government securities, which are negatively impacted in a rising interest rate environment and can typically accompany stronger economic growth. Thus, the fund's sector allocation provided shareholders with both well above average income and price appreciation relative to its Lipper peer group.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price (i.e., less any applicable sales charge) for Class A, B, C and F shares were 16.74%, 15.90%, 19.11% and 20.08%. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Lipper figures do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class A Shares) (the "Fund") from May 4, 1994 (start of performance) to November 30, 2003 compared to the Lehman Brothers Government/Credit Total Index (LBGCT) 2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns[4] for the Period Ended 11/30/2003
1 Year	16.74%
5 Years	5.45%
Start of Performance (5/4/1994)	7.01%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 2003 compared to the Lehman Brothers Government/Credit Total Index (LBGCT) 2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns[4] for the Period Ended 11/30/2003
1 Year	15.90%
5 Years	5.34%
Start of Performance (7/27/1995)	6.71%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class C Shares) (the "Fund") from May 2, 1994 (start of performance) to November 30, 2003 compared to the Lehman Brothers Government/Credit Total Index (LBGCT) 2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns[4] for the Period Ended 11/30/2003
1 Year

19.11%
5 Years

5.41%
Start of Performance (5/2/1994)

6.61%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class F Shares) (the "Fund") from May 10, 1994 (start of performance) to November 30, 2003 compared to the Lehman Brothers Government/Credit Total Index (LBGCT) 2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Average Annual Total Returns[4] for the Period Ended 11/30/2003
1 Year	20.08%
5 Years	6.17%
Start of Performance (5/10/1994)	7.32%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2003

Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--9.6%
		Aerospace & Defense--0.2%
$2,000,000		Raytheon Co., 8.200%, 3/1/2006	$2,226,880

		Automotive--0.4%
2,250,000		DaimlerChrysler North Am, 6.500%, 11/15/2013	2,322,833
775,000		General Motors Corp., Note, 9.450%, 11/1/2011	912,617
875,000		Hertz Corp., 4.700%, 10/2/2006	873,040

		TOTAL	4,108,490

		Banking--0.8%
3,000,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/15/2005	3,171,480
2,186,103	[1]	Regional Diversified Funding, 9.250%, 3/15/2030	2,526,130
1,000,000	[1]	Swedbank, Sub. Note, 7.500%, 11/29/2049	1,110,483
1,500,000		Union Planters Corp., 4.375%, 12/1/2010	1,479,135

		TOTAL	8,287,228

		Basic Industry - Chemicals--0.2%
1,450,000	[1]	Fertinitro Finance, Company Guarantee, 8.290%, 4/1/2020	1,022,250
1,250,000	[1]	Reliance Industries Ltd., Bond, 8.250%, 1/15/2027	1,350,887

		TOTAL	2,373,137

		Basic Industry - Metals & Mining--0.5%
1,000,000		Barrick Gold Corp., Deb., 7.500%, 5/1/2007	1,120,900
1,000,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	1,027,720
3,000,000		Placer Dome, Inc., Bond, 8.500%, 12/31/2045	3,382,770

		TOTAL	5,531,390

		Basic Industry - Paper--0.2%
250,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	245,000
450,000		Westvaco Corp., Sr. Deb., 7.500%, 6/15/2027	509,791
1,000,000		Weyerhaeuser Co., Note, 5.500%, 3/15/2005	1,041,340

		TOTAL	1,796,131

		Capital Goods - Diversified Manufacturing--0.3%
3,200,000	[1]	Hutchison Whampoa Ltd., 6.500%, 2/13/2013	3,282,112

		Capital Goods - Environmental--0.3%
2,700,000		Waste Management, Inc., Deb., 8.750%, 5/1/2018	3,152,007

Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--continued
		Communications - Media & Cable--1.6%
$2,535,000		British Sky Broadcasting Group PLC, 8.200%, 7/15/2009	$2,953,630
1,187,000		British Sky Broadcasting Group PLC, Note, 6.875%, 2/23/2009	1,290,020
2,500,000		CF Cable TV, Note, 9.125%, 7/15/2007	2,662,500
2,000,000		Comcast Corp., 5.300%, 1/15/2014	1,974,680
1,000,000		Comcast Corp., 7.050%, 3/15/2033	1,072,180
3,900,000		Continental Cablevision, Sr. Deb., 8.875%, 9/15/2005	4,308,486
2,000,000		Continental Cablevision, Sr. Deb., 9.500%, 8/1/2013	2,287,240

		TOTAL	16,548,736

		Communications - Media Noncable--0.4%
1,000,000		News America Hldgs, Inc., Note, 8.150%, 10/17/2036	1,222,940
880,000		News America Holdings, Company Guarantee, 8.000%, 10/17/2016	1,071,858
2,000,000		Univision Communications, Inc., 7.850%, 7/15/2011	2,316,200

		TOTAL	4,610,998

		Conglomerates--0.4%
3,990,000		Tyco International Group, Company Guarantee, 6.375%, 2/15/2006	4,218,986

		Consumer Cyclical - Entertainment--0.3%
2,000,000		AOL Time Warner, Inc., 5.625%, 5/1/2005	2,092,120
1,500,000		International Speedway Co., 7.875%, 10/15/2004	1,570,470

		TOTAL	3,662,590

		Consumer Cyclical - Retailers--0.2%
2,300,000		Shopko Stores, Sr. Note, 9.250%, 3/15/2022	2,127,500

		Consumer Non-Cyclical - Healthcare--0.1%
1,035,000		UnitedHealth Group, Inc., 3.300%, 1/30/2008	1,027,196

		Consumer Non-Cyclical - Tobacco--0.1%
1,000,000		Altria Group, Inc., 5.625%, 11/4/2008	1,006,640

		Energy - Independent--0.2%
1,000,000	[1]	EOG Company of Canada, Company Guarantee, Series 144A, 7.000%, 12/1/2011	1,120,700
650,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	768,625

		TOTAL	1,889,325

Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--continued
		Energy - Integrated--0.4%
$500,000		Conoco Funding Co., 7.250%, 10/15/2031	$587,425
1,500,000		Husky Oil Ltd., Company Guarantee, 8.900%, 8/15/2028	1,734,270
600,000		Husky Oil Ltd., Deb., 7.550%, 11/15/2016	704,976
1,250,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	1,357,137

		TOTAL	4,383,808

		Finance - Automotive--0.3%
1,850,000		General Motors Acceptance, 4.500%, 7/15/2006	1,889,941
1,000,000		General Motors Acceptance, 8.000%, 11/1/2031	1,053,000

		TOTAL	2,942,941

		Financial Institutions - Brokerage--0.2%
2,300,000		Amvescap PLC, Sr. Note, 6.600%, 5/15/2005	2,441,082

		Financial Institutions - Finance Noncaptive--0.1%
500,000		Capital One Financial Corp., Sr. Note, 7.250%, 12/1/2003	500,665

		Financial Institutions - Insurance - Life--0.4%
550,000		AXA SA, Sub. Note, 8.600%, 12/15/2030	684,123
750,000		Delphi Funding, 9.310%, 3/25/2027	590,243
2,000,000	[1]	Life Re Capital Trust I, Company Guarantee, 8.720%, 6/15/2027	2,127,320
500,000	[1]	Union Central Life Insurance Co., Note, 8.200%, 11/1/2026	525,095

		TOTAL	3,926,781

		Financial Institutions - Insurance - Property & Casualty--0.3%
1,000,000	[1]	Liberty Mutual Insurance Co., Sub. Note, 8.200%, 5/4/2007	1,081,250
1,300,000		Travelers Property Casualty, Sr. Note, 6.375%, 3/15/2033	1,342,198
500,000	[1]	USF&G Cap, 8.312%, 7/1/2046	548,610
500,000		USF&G Corp., Company Guarantee, 8.470%, 1/10/2027	544,670

		TOTAL	3,516,728

		Financial Institutions - REITs--0.2%
500,000		SUSA Partnership, L.P., 8.200%, 6/1/2017	635,470
2,000,000		The Rouse Co., 5.375%, 11/26/2013	1,976,060

		TOTAL	2,611,530

		Technology--0.2%
1,650,000		Unisys Corp., 8.125%, 6/1/2006	1,806,750

		Technology Services--0.2%
2,000,000		International Business Machines Corp., Deb., 8.375%, 11/1/2019	2,602,880

Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--continued
		Telecommunications & Cellular--0.4%
$3,000,000		AT&T Wireless Services Sr. Note, 7.350%, 3/1/2006	$3,258,810
1,137,000		Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	1,371,540

		TOTAL	4,630,350

		Utility - Electric--0.7%
1,800,000		Duke Energy Corp., Note, 6.250%, 1/15/2012	1,933,668
1,750,000		Homer City Funding, Sr. Secd. Note, 8.734%, 10/1/2026	1,855,000
550,000	[1]	Israel Electric Corp. Ltd, Sr. Note, 7.875%, 12/15/2026	566,418
500,000	[1]	Israel Electric Corp. Ltd, Sr. Secd. Note, 7.750%, 3/1/2009	550,330
1,000,000		Oncor Electric Delivery, Deb., 7.000%, 9/1/2022	1,097,170
1,000,000	[1]	Tenaga Nasional, Deb., 7.500%, 1/15/2096	893,120

		TOTAL	6,895,706

		TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $98,417,958)	102,108,567

		INTERNATIONAL BONDS--24.7%
		AUSTRALIAN DOLLAR--0.2%
		Sovereign--0.1%
2,000,000		Australia, Government of, Series 808, 8.750%, 8/15/2008	1,613,046

		State/Provincial--0.1%
550,000		Victoria, State of, Local Gov't. Guarantee, 10.250%, 11/15/2006	443,042

		TOTAL AUSTRALIAN DOLLAR	2,056,088

		CANADIAN DOLLAR--0.3%
		Forest Products--0.3%
3,750,000		Avenor Inc., Deb., 10.850%, 11/30/2014	3,241,492

		EURO--2.6%
		Building Materials--0.3%
3,000,000	[1]	Focus Wickes Finance PLC, Bond, Series 144A, 9.250%, 7/28/2011	3,455,280

		Sovereign--1.7%
1,000,000		Austria, Government of, Bond, 6.250%, 7/15/2027	1,399,668
2,250,000		Austria, Government of, Bond, Series 97 5, 5.625%, 7/15/2007	2,884,476
2,800,000		Colombia, Government of, Unsub., Series EMTN, 11.375%, 1/31/2008	3,760,904
3,476,784		Germany, Government of, Deb., 6.250%, 1/4/2024	4,862,451
1,247,895		Netherlands, Government of, Bond, Series 1&2, 8.500%, 6/1/2006	1,687,302
1,361,340		Netherlands, Government of, Bond, 7.500%, 4/15/2010	1,947,345
680,670		Netherlands, Government of, Bond, Series 1&2A, 8.250%, 2/15/2007	932,049
718,674		Ukraine, Government of, Sr. Note, Series REGS, 10.000%, 3/15/2007	935,734

		TOTAL	18,409,929

Principal Amount			Value in U.S. Dollars
		INTERNATIONAL BONDS--continued
		EURO--continued
		Telecommunications & Cellular--0.6%
$4,300,000		Eircom Funding, Company Guarantee, Series 144a, 8.250%, 8/15/2013	$5,571,639
734,423		Jazztel PLC, 12.000%, 10/30/2012	456,194

		TOTAL	6,027,833

		TOTAL EURO	27,893,042

		MEXICAN PESO--0.2%
		Sovereign--0.2%
21,500,000		Mexico Fixed Rate Bonds, Bond, Series MI10, 9.000%, 12/20/2012	1,939,641

		NEW ZEALAND DOLLAR--0.1%
		Sovereign--0.1%
2,300,000		New Zealand, Government of, Deb., 8.000%, 11/15/2006	1,550,291

		SWEDISH KRONA--0.2%
		Sovereign--0.2%
10,500,000		Sweden, Government of, Bond, 8.000%, 8/15/2007	1,571,870
7,500,000		Sweden, Government of, Deb., Series 1038, 6.500%, 10/25/2006	1,056,380

		TOTAL	2,628,250

		U.S. DOLLAR--21.0%
		Beverages--0.4%
4,150,000		Bavaria, Series 144A, 8.875%, 11/1/2010	4,130,536

		Cable & Wireless Television--0.7%
2,112,000		Innova S De R.L., Sr. Note, 12.875%, 4/1/2007	2,164,800
1,960,000	[2]	Innova S De R.L., Series 144A, 9.375%, 9/19/2013	2,016,350
8,000,000	[3]	Satelites Mexicanos SA, Sr. Note, Series B, 10.125%, 11/1/2004	3,640,000

		TOTAL	7,821,150

		Consumer Cyclical - Retailers--0.6%
5,600,000	[2]	Grupo Elektra S.A. de C.V., Sr. Note, 12.000%, 4/1/2008	6,076,000

		Container & Glass Products--0.5%
700,000		Vicap SA, Sr. Note, Series EXCH, 11.375%, 5/15/2007	679,000
4,000,000	[2]	Vitro SA, Note, Series 144A, 11.750%, 11/1/2013	3,871,120

		TOTAL	4,550,120

		Oil & Gas--1.7%
7,200,000		Bluewater Finance Ltd., Company Guarantee, 10.250%, 2/15/2012	7,362,000
4,200,000	[1]	Companhia Petrolifera Marlim, 12.250%, Series 144A, 9/26/2008	5,061,000
2,360,000		Gazprom, Note, Series 144A, 9.625%, 3/1/2013	2,569,450
3,030,000	[1]	Petrozuata Finance Inc., Company Guarantee, Series 144A, 8.220%, 4/1/2017	2,711,850

		TOTAL	17,704,300

Principal Amount			Value in U.S. Dollars
		INTERNATIONAL BONDS--continued
		U.S. DOLLAR--continued
		Paper Products--0.6%
$11,500,000	[3]	Corp Durango SA De CV, Sr. Note, Series 144A, 13.750%, 7/15/2009	$6,698,750

		Rail Industry--0.1%
1,350,000		Transportacion Ferroviaria Mexicana SA DE CV, Company Guarantee, 11.750%, 6/15/2009	1,380,375

		Sovereign--14.8%
13,791,792		Brazil, Gov Brady, C Bond, 4.000%, 4/15/2014	13,274,600
2,500,000		Brazil, Government of, 9.250%, 10/22/2010	2,593,750
10,550,000		Brazil, Government of, Bond, 10.125%, 5/15/2027	10,534,175
7,975,000		Brazil, Government of, Bond, 11.500%, 3/12/2008	9,171,250
6,290,000		Brazil, Government of, Note, 11.000%, 1/11/2012	7,044,800
7,600,000		Brazil, Government of, Note, 12.000%, 4/15/2010	8,884,400
6,050,000		Brazil, Government of, Unsub., 11.000%, 8/17/2040	6,246,625
1,000,000	[1]	Bulgaria, Government of, Bond, Series 144A, 8.250%, 1/15/2015	1,173,750
4,850,000		Colombia, Government of, 10.000%, 1/23/2012	5,153,125
1,700,000		El Salvador, Government, Bond, Series REGS, 8.250%, 4/10/2032	1,615,000
1,000,000	[1]	El Salvador, Government of, Bond, Series 144a, 7.750%, 1/24/2023	1,031,250
5,550,000		Mexico, Government of, Bond, 8.000%, 9/24/2022	6,020,362
1,000,000		Mexico, Government of, Bond, Series MTN, 8.300%, 8/15/2031	1,108,750
2,400,000		Mexico, Government of, Note, 8.125%, 12/30/2019	2,652,600
4,400,000		Peru, Government of, Note, 9.875%, 2/6/2015	5,148,000
1,200,000		Philippines, Government, 9.875%, 1/15/2019	1,201,500
2,100,000		Philippines, Government, Note, 8.250%, 1/15/2014	1,987,125
1,250,000		Philippines, Govt of, Note, 8.375%, 3/12/2009	1,275,000
12,800,000		Russia, Government of, Series REGS, 8.250%, 3/31/2010	14,308,480
9,050,000		Russia, Government of, Unsub., Series REGS, 12.750%, 6/24/2028	14,208,500
15,450,000	[1]	Russia, Government of, Unsub., Series REGS, 5.000%, 3/31/2030	14,475,105
2,750,000		South Africa, Government, Note, 7.375%, 4/25/2012	3,128,125
3,650,000		Turkey, Government of, 11.000%, 1/14/2013	4,361,750
3,100,000		Turkey, Government of, 9.500%, 1/15/2014	3,402,250
5,760,000		Turkey, Government of, Sr. Unsub., 11.875%, 1/15/2030	7,351,200
3,170,000		Venezuela, Government of, 10.750%, Series 144A, 9/19/2013	3,130,375
8,270,000		Venezuela, Government of, Bond, 9.250%, 9/15/2027	6,905,450

		TOTAL	157,387,297

Principal Amount or Shares			Value in U.S. Dollars
		INTERNATIONAL BONDS--continued
		U.s. Dollar--continued
		Telecommunications & Cellular--1.4%
$2,000,000		Mobile Telesystems Fin, 8.375%, Series 144A, 10/14/2010	$1,996,440
6,500,000	[2]	Partner Communications, Sr. Sub. Note, 13.000%, 8/15/2010	7,702,500
2,750,000		Philippine Long Distance, Sr. Unsub., 11.375%, 5/15/2012	3,038,750
1,700,000		Vimpelcom, Note, Series REGS, 10.450%, 4/26/2005	1,800,300

		TOTAL	14,537,990

		Utilities--0.2%
2,200,000		CIA Saneamento Basico, Note, Series 144A, 12.000%, 6/20/2008	2,348,500

		TOTAL U.S. DOLLAR	222,635,018

		TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $234,702,082)	261,943,822

		COLLATERALIZED MORTGAGE OBLIGATIONS--0.0%
		Non-Agency Mortgage--0.0%
76,184	[1]	SMFC Trust Asset-Backed Certificates, Series 1997-A4, 3.770%, 1/28/2027 (IDENTIFIED COST $69,629)	58,329

		ASSET-BACKED SECURITIES--0.2%
		Home Equity Loan--0.1%
861,281	[1]	125 Home Loan Owner Trust 1998-1A B1, 9.260%, 2/15/2029	883,079
315,211		New Century Home Equity Loan Trust 1997-NC5 M2, 7.240%, 10/25/2028	328,356

		TOTAL	1,211,435

		Manufactured Housing--0.1%
2,000,000		Green Tree Financial Corp. 1993-4 B2, 8.550%, 1/15/2019	1,410,380

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,192,568)	2,621,815

		COMMON STOCKS--0.6%
		Insurance--0.0%
790	[2]	Conseco, Inc.	15,271
3,160	[2]	Conseco, Inc.	19,592

		TOTAL	34,863

		Telecommunications & Cellular--0.6%
4,026,252	[2]	Jazztel PLC	1,449,148
4,452,094	[2]	Netia SA	4,303,691

		TOTAL	5,752,839

		TOTAL COMMON STOCKS (IDENTIFIED COST $7,308,490)	5,787,702

Principal Amount or Shares			Value in U.S. Dollars
		U.S. GOVERNMENT AGENCIES--0.0%
		Long-Term Government Obligations--0.0%
$212,104		Government National Mortgage Association Pool 780360, 11.000%, 30 Year, 9/15/2015 (IDENTIFIED COST $238,351)	$230,794

		U.S. TREASURY OBLIGATIONS--6.5%
		U.S. Treasury Bonds--6.5%
8,600,000		United States Treasury Bond, 10.750%, 8/15/2005	9,880,626
14,890,000	[2]	United States Treasury Bond, 11.625%, 11/15/2004	16,321,971
15,000,000	[2]	United States Treasury Bond, 12.000%, 5/15/2005	17,235,900
10,910,000	[2]	United States Treasury Bond, 12.375%, 5/15/2004	11,466,192
13,230,000		United States Treasury Bond, 13.750%, 8/15/2004	14,382,465

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $78,669,064)	69,287,154

		MUNICIPALS--0.2%
		Municipal Services--0.1%
750,000		Atlanta & Fulton County, GA Recreation Authority, (Downtown Arena Project), Taxable Revenue Bonds, Series 1997, 7.000%, 12/1/2028	828,720
250,000		McKeesport, PA, Taxable G.O. Series B 1997, 7.300%, 3/1/2020	264,710

		TOTAL	1,093,430

		Real Estate--0.1%
855,000		North Central, TX Housing Finance Corp., (Tiffany Square Apartments), Housing Revenue Bonds (Series 1999-B), 9.100%, 12/1/2014	958,857

		TOTAL MUNICIPALS (IDENTIFIED COST $1,847,355)	2,052,287

		PURCHASED PUT OPTIONS--0.1%
24,628,200	[1]	Deutsche Brazil C Put, expiration date 1/28/2004	110,827
20,500,000	[1]	Deutsche Russia 30 Put, expiration date 2/18/2004	430,500

		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $1,099,449)	541,327

		MUTUAL FUNDS--60.2%[4]
6,432,013		Emerging Markets Fixed Income Core Fund	92,562,750
6,505,262		Federated Mortgage Core Portfolio	65,963,357
65,227,142		High Yield Bond Portfolio	445,501,382
9,995,368		Prime Value Obligations Fund, IS Shares	9,995,368
23,749,022		Prime Value Obligations Fund, IS Shares (held as collateral for securities lending)	23,543,834

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $739,787,535)	637,566,691

Shares			Value in U.S. Dollars
		PREFERRED STOCKS--0.3%
		Financial Institutions -- Brokerage--0.2%
40,000		Lehman Brothers Holdings, Pfd. $2.84, Annual Dividend	$2,045,000

		Financial Institutions - REITs--0.1%
9,900		Prologis Trust, REIT Perpetual Pfd. Stock, Series C. $4.27, Annual Dividend	585,029

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,146,407)	2,630,029

		WARRANTS--0.0%
		Insurance--0.0%
2,013	[3]	Arcadia Financial Ltd. -- Warrants	20

		Sovereign--0.0%
250	[3]	Nigeria, Government of, Warrant 11/15/2020	0

		TOTAL WARRANTS (IDENTIFIED COST $0)	20

		TOTAL INVESTMENTS 102.4% (IDENTIFIED COST $1,167,478,888)[5]	1,084,828,537

		OTHER ASSETS AND LIABILITIES - NET--(2.4)%	(25,029,738)

		TOTAL NET ASSETS--100%	$1,059,798,799

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At November 30, 2003, these securities amounted to $46,095,675 which represents 4.3% of total net assets.

2 Certain principal amounts or shares are temporarily on loan to unaffiliated broker/dealers.

3 Non-income producing security.

4 Affiliated companies.

5 The cost of investments for federal tax purposes amounts to $1,187,407,215.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2003.

The following acronyms are used throughout this portfolio:

INS	--Insured
MTN	--Medium Term Note
PCs	--Participation Certificates
REITs	--Real Estate Investment Trusts

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2003

Assets:
Total investments in securities, at value, including $637,566,691 of investments in affiliated issuers (Note 6) and $23,056,978 of securities loaned (identified cost $1,167,478,888)		$1,084,828,537
Cash		287,081
Cash denominated in foreign currency (identified cost $1,825,853)		1,916,509
Income receivable		9,506,622
Receivable for investments sold		246,000
Receivable for shares sold		2,888,696

TOTAL ASSETS		1,099,673,445

Liabilities:
Payable for investments purchased	$10,213,421
Payable for shares redeemed	3,088,896
Income distribution payable	2,255,877
Payable for collateral due to broker	23,543,834
Payable for portfolio accounting fees (Note 6)	12,440
Payable for distribution services fee (Note 6)	465,381
Payable for shareholder services fee (Note 6)	216,574
Accrued expenses	78,223

TOTAL LIABILITIES		39,874,646

Net assets for 123,708,444 shares outstanding		$1,059,798,799

Net Assets Consist of:
Paid in capital		$1,211,317,818
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(82,491,787)
Accumulated net realized loss on investments and foreign currency transactions		(60,969,808)
Distributions in excess of net investment income		(8,057,424)

TOTAL NET ASSETS		$1,059,798,799

Statement of Assets and Liabilities--continued

November 30, 2003

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($279,461,175 ÷ 32,608,937 shares outstanding)	$8.57

Offering price per share (100/95.50 of $8.57)[1]	$8.97

Redemption proceeds per share	$8.57

Class B Shares:
Net asset value per share ($669,570,740 ÷ 78,167,226 shares outstanding)	$8.57

Offering price per share	$8.57

Redemption proceeds per share (94.50/100 of $8.57)[2]	$8.10

Class C Shares:
Net asset value per share ($87,343,986 ÷ 10,192,257 shares outstanding)	$8.57

Offering price per share (100/99.00 of $8.57)[1]	$8.66

Redemption proceeds per share (99.00/100 of $8.57)[2]	$8.48

Class F Shares:
Net asset value per share ($23,422,898 ÷ 2,740,024 shares outstanding)	$8.55

Offering price per share (100/99.00 of $8.55)[1]	$8.64

Redemption proceeds per share (99.00/100 of $8.55)[2]	$8.46

1 See "What Do Shares Cost?" in the Prospectus.

2 See "Contingent Deferred Sales Charge" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2003

Investment Income:
Dividends (including $1,952,792 received from affiliated issuers) (Note 6)		$37,020,776
Interest (net of foreign taxes withheld of $14,613 and including income on securities loaned of $21,680)		34,154,531
Income allocated from partnership (Note 6)		7,370,016

TOTAL INCOME		78,545,323

Expenses:
Investment adviser fee (Note 6)	$7,926,572
Administrative personnel and services fee (Note 6)	705,340
Custodian fees	123,520
Transfer and dividend disbursing agent fees and expenses (Note 6)	772,106
Directors'/Trustees' fees	8,615
Auditing fees	18,308
Legal fees	5,059
Portfolio accounting fees (Note 6)	162,973
Distribution services fee--Class B Shares (Note 6)	4,655,791
Distribution services fee--Class C Shares (Note 6)	501,828
Distribution services fee--Class F Shares (Note 6)	112,260
Shareholder services fee--Class A Shares (Note 6)	556,009
Shareholder services fee--Class B Shares (Note 6)	1,551,930
Shareholder services fee--Class C Shares (Note 6)	167,276
Shareholder services fee--Class F Shares (Note 6)	56,130
Share registration costs	111,466
Printing and postage	100,771
Insurance premiums	2,769
Taxes	74,301
Miscellaneous	6,158

EXPENSES BEFORE ALLOCATION	17,619,182

Expenses allocated from partnership	44,842

TOTAL EXPENSES	17,664,024

See Notes which are an integral part of the Financial Statements

Statement of Operations--continued

Year Ended November 30, 2003

Waivers and Reimbursement (Note 6):
Waiver/reimbursement of investment adviser fee	$(547,898)
Waiver of administrative personnel and services fee	(3,205)
Waiver of transfer and dividend disbursing agent fees and expenses	(2,530)
Waiver of distribution services fee--Class F Shares	(112,260)

TOTAL WAIVERS AND REIMBURSEMENT		$(665,893)

Net expenses			$16,998,131

Net investment income			61,547,192

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized gain of $4,402,322 on sales of investments in affiliated issuers) (Note 6)			(4,695,018)
Net realized gain allocated from partnership			4,159,963
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			116,683,603

Net realized and unrealized gain on investments and foreign currency transactions			116,148,548

Change in net assets resulting from operations			$177,695,740

Statement of Changes in Net Assets

Year Ended November 30	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$61,547,192	$65,687,863
Net realized loss on investments and foreign currency transactions	(535,055)	(4,302,353)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	116,683,603	(38,788,443)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	177,695,740	22,597,067

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(16,917,274)	(13,243,187)
Class B Shares	(43,037,611)	(47,127,763)
Class C Shares	(4,576,687)	(4,143,227)
Class F Shares	(1,726,467)	(2,030,170)
Distributions from paid-in capital
Class A Shares	(39,883)	--
Class B Shares	(111,564)	--
Class C Shares	(11,993)	--
Class F Shares	(4,046)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(66,425,525)	(66,544,347)

Share Transactions:
Proceeds from sale of shares	404,385,316	270,782,658
Net asset value of shares issued to shareholders in payment of distributions declared	36,064,824	32,616,865
Cost of shares redeemed	(282,908,263)	(276,355,801)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	157,541,877	27,043,722

Change in net assets	268,812,092	(16,903,558)

Net Assets:
Beginning of period	790,986,707	807,890,265

End of period (including distributions in excess of net investment income of $(8,057,424) and $(6,609,798), respectively)	$1,059,798,799	$790,986,707

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2003

1. ORGANIZATION

Federated Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek a high level of current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded (either a national securities exchange or over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in Federated Core Trust ("Core Trust") which is managed by Federated Investment Management Company, the Fund's Adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed income securities. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from the Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains received. Additional information regarding High Yield Bond Portfolio is available upon request.

The Fund may also invest in Federated Core Trust II, L.P. ("Core Trust II"), pursuant to a separate Exemptive Order issued by the SEC. Core Trust II is managed independently by Federated Global Investment Management Corp. Core Trust II is a limited partnership established under the laws of the State of Delaware, on November 13, 2000, registered under the Act, and offered only to registered investment companies and other accredited investors. The Fund may invest in emerging market fixed income securities primarily by investing in the Emerging Markets Fixed Income Core Fund, (formerly known as International High Income Core Fund) a portfolio of Core Trust II. The investment objective of the Emerging Markets Fixed Income Core Fund is to achieve total return on assets and high levels of income. The Fund records daily its proportionate share of income, expenses, unrealized gains and losses and realized gains and losses from Emerging Markets Fixed Income Core Fund. The financial statements of Emerging Markets Fixed Income Core Fund are included within this report to illustrate the security holdings, financial condition, results of operations and changes in net assets of the partnership in which the Fund shares a majority interest. The financial statements of Emerging Markets Fixed Income Core Fund should be read in conjunction with the Fund's financial statements. The valuation of securities held by Emerging Markets Fixed Income Core Fund is discussed in the notes to its financial statements.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$23,056,978	$23,543,834

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

For the year ended November 30, 2003, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective April 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage-backed securities (pay-down gains and losses) as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/ depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between interest income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of interest income on the financial statements is as follows:

	As of 12/1/2001			For the Year Ended 11/30/2002
	Cost of Investments	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)
Increase (Decrease)	$(11,048,862)	$(12,545)	$(11,036,317)	$(3,757,000)	$(379,541)	$4,136,541

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

4. CAPITAL STOCK

At November 30, 2003, par value shares ($0.001 per share) authorized were as follows:

Share Class	Number of Par Value Capital Stock Authorized
Class A Shares	1,000,000,000
Class B Shares	2,000,000,000
Class C Shares	1,000,000,000
Class F Shares	1,000,000,000
TOTAL	5,000,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	25,082,943	$206,563,424	16,171,308	$124,833,804
Shares issued to shareholders in payment of distributions declared	1,505,093	12,314,593	1,079,335	8,355,404
Shares redeemed	(16,083,750)	(133,277,236)	(12,431,280)	(96,456,617)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	10,504,286	$85,600,781	4,819,363	$36,732,591

Year Ended November 30	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	18,095,486	$148,379,731	14,308,817	$111,427,764
Shares issued to shareholders in payment of distributions declared	2,490,039	20,311,529	2,704,834	21,002,904
Shares redeemed	(15,172,597)	(124,284,202)	(18,343,338)	(141,800,656)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	5,412,928	$44,407,058	(1,329,687)	$(9,369,988)

Year Ended November 30	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	5,546,911	$45,978,808	4,291,889	$33,316,949
Shares issued to shareholders in payment of distributions declared	334,969	2,740,505	319,392	2,479,557
Shares redeemed	(2,596,190)	(21,300,728)	(4,222,050)	(33,045,950)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,285,690	$27,418,585	389,231	$2,750,556

Year Ended November 30	2003		2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	422,383	$3,463,353	155,669	$1,204,141
Shares issued to shareholders in payment of distributions declared	85,861	698,197	100,518	779,000
Shares redeemed	(492,579)	(4,046,097)	(646,722)	(5,052,578)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	15,665	$115,453	(390,535)	$(3,069,437)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	19,218,569	$157,541,877	3,488,372	$27,043,722

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, defaulted interest, a return of capital, discount accretion/premium amortization on debt securities and tax allocated income from partnership.

For the year ended November 30, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid in Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(387,585)	$3,263,221	$(2,875,636)

Net investment income, net realized gains (losses) as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$66,425,525	$66,544,347

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$ 102,420,114

Capital loss carryforward	$ 43,040,031

The difference between book basis and tax basis of net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, capital loss carryforward and discount accretion/premium amortization on debt securities.

At November 30, 2003, the cost of investments for federal tax purposes was $1,187,407,215. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $102,578,678. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $73,732,415 and net unrealized depreciation from investments for those securities having an excess of cost over value of $176,311,093.

At November 30, 2003, the Fund had a capital loss carryforward of $43,040,031 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$14,711,858

2008	$ 7,257,665

2009	$15,741,297

2010	$ 5,329,211

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-adviser agreement between the Adviser and Federated Global Investment Management Corp. ("FGIMC"), FGIMC receives an allocable portion of the Fund's investment adviser fee. Such allocation is based on the amount of foreign securities which FGIMC manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in other funds, which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements and are listed below:

Emerging Markets Fixed Income Core Fund	$ 7,370,016

High Yield Bond Portfolio	$1,839,322

Prime Value Obligations Fund	$ 113,470

Administrative Fee

Federated Administrative Services ("FAS"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to November 1, 2003, Federated Services Company ("FServ") provided the Fund with administrative personnel and services. The fee paid to FServ was based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year was at least $125,000 per portfolio and $30,000 per each additional class of Shares.

For the year ended November 30, 2003, the fees paid to FAS and FServ were $66,012 and $636,123, respectively, after voluntary waiver, if applicable.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares, Class C Shares and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.50%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Sales Charges

For the fiscal year ended November 30, 2003, FSC received $263,363 in sales charges from the sale of Class A Shares. FSC also received $12,508 relating to redemptions of Class C Shares and $3,690 of contingent deferred sales charges relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2003, were as follows:

Purchases	$468,358,679

Sales	$ 328,074,224

8. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

9. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2003, the Fund did not designate any long-term capital gain dividends.

For the fiscal year ended November 30, 2003, 0.70% of the distributions from net investment income paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Strategic Income Fund (the "Fund"), a portfolio of Federated Fixed Income Securities Inc., as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 2003 and 2002, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly in all material respects, the financial position of Federated Strategic Income Fund as of November 30, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 23, 2004

Financial Highlights--Emerging Markets Fixed Income Core Fund

(For a Share Outstanding Throughout Each Period)

	Year Ended 11/30/2003	Period Ended 11/30/2002 [1]
Net Asset Value, Beginning of Period	$10.98	$10.00
Income From Investment Operations:
Net investment income	0.85	0.83 [2]
Net realized and unrealized gain on investments	2.56	0.15 [2]

TOTAL FROM INVESTMENT OPERATIONS	3.41	0.98

Net Asset Value, End of Period	$14.39	$10.98

Total Return[3]	31.06%	9.80%

Ratios to Average Net Assets:

Expenses	0.05%	0.05%[4]

Net investment income	8.85%	10.58%[2,4]

Expense waiver/reimbursement[5]	0.23%	0.42%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$131,056	$80,515

Portfolio turnover	97%	178%

1 Reflects operations for the period from January 14, 2002 (date of initial investment) to November 30, 2002.

2 Effective January 14, 2002, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the period ended November 30, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 10.39% to 10.58%.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments--Emerging Markets Fixed Income Core Fund

November 30, 2003

Principal Amount			Value
		CORPORATE BONDS--14.6%
		Brewery--1.3%
$1,700,000		Bavaria, Series 144A, 8.875%, 11/1/2010	$1,692,027

		Broadcast Radio & TV--1.5%
1,900,000		Grupo Televisa SA, Sr. Note, 8.50%, 3/11/2032	1,978,375

		Cable & Wireless Television--0.6%
360,000		Innova S De R.L., Series 144A, 9.375%, 9/19/2013	370,350
398,933		Innova S De R.L., Sr. Note, 12.875%, 4/1/2007	408,907

		TOTAL	779,257

		Container & Glass Products--1.6%
600,000		Vicap SA, Sr. Note, Series EXCH, 11.375%, 5/15/2007	582,000
1,600,000		Vitro SA, Note, Series 144A, 11.75%, 11/1/2013	1,548,448

		TOTAL	2,130,448

		Oil & Gas--4.3%
990,000		Gazprom, Note, Series 144A, 9.625%, 3/1/2013	1,077,862
2,500,000		Pemex Project Funding Master, Company Guarantee, 7.375%, 12/15/2014	2,628,350
2,200,000	[1]	Petrozuata Finance Inc., Company Guarantee, Series 144A, 8.22%, 4/1/2017	1,969,000

		TOTAL	5,675,212

		Paper Products--0.5%
600,000	[2]	Corporacion Durango SA De CV, Sr. Note, 13.125%, 8/1/2006	349,500
500,000	[2]	Corporacion Durango SA De CV, Sr. Note, Series 144A, 13.75%, 7/15/2009	291,250

		TOTAL	640,750

		Retailers--1.5%
1,850,000		Grupo Elektra S.A. de C.V., Sr. Note, 12.00%, 4/1/2008	2,007,250

		Telecommunications & Cellular--1.9%
1,000,000		Mobile Telesystems, Series 144A, 8.375%, 10/14/2010	998,220
1,300,000		Philippine Long Distance Telephone Co., Sr. Unsub., 11.375%, 5/15/2012	1,436,500

		TOTAL	2,434,720

		Utilities--1.4%
1,700,000		CIA Saneamento Basico, Note, Series 144A, 12.00%, 6/20/2008	1,814,750

		TOTAL CORPORATE BONDS (IDENTIFIED COST $18,538,023)	19,152,789

Principal Amount			Value
		GOVERNMENT AGENCY--0.5%
$600,000		Banque Centrale de Tunisie, Unsub., 7.375%, 4/25/2012 (identified cost $592,182)	$679,500

		SOVEREIGN GOVERNMENTS--75.4%
1,400,000		Brazil, Government of, 9.25%, 10/22/2010	1,452,500
9,200,000		Brazil, Government of, Bond, 10.125%, 5/15/2027	9,186,200
6,280,191		Brazil, Government of, C Bond, 8.00%, 4/15/2014	6,044,684
1,800,000		Brazil, Government of, Note, 11.00%, 1/11/2012	2,016,000
3,400,000		Brazil, Government of, Note, 12.00%, 4/15/2010	3,974,600
6,500,000		Brazil, Government of, Unsub., 11.00%, 8/17/2040	6,711,250
1,100,000	[1]	Bulgaria, Government of, Bond, 8.25%, 1/15/2015	1,291,125
2,780,000		Colombia, Government of, 10.00%, 1/23/2012	2,953,750
1,900,000		Colombia, Government of, 10.75%, 1/15/2013	2,101,400
900,000		El Salvador, Government of, Bond, 8.25%, 4/10/2032	855,000
900,000	[1]	Guatemala, Government of, Note, 9.25%, 8/1/2013	985,500
3,600,000		Mexico, Government of, Bond, 8.00%, 9/24/2022	3,905,100
1,400,000		Mexico, Government of, Note, 7.50%, 1/14/2012	1,565,900
3,650,000		Mexico, Government of, Note, 8.375%, 1/14/2011	4,301,525
3,200,000		Mexico, Government of, Note, 9.875%, 2/1/2010	4,008,160
670,000		Panama, Government of, Bond, 9.375%, 1/16/2023	726,950
2,380,000		Peru, Government of, Note, 9.875%, 2/6/2015	2,784,600
1,000,000		Philippines, Government of, 9.375%, 1/18/2017	1,032,500
750,000		Philippines, Government of, 9.875%, 1/15/2019	750,938
1,225,000		Philippines, Government of, Note, 10.625%, 3/16/2025	1,280,125
1,200,000		Philippines, Government of, Note, 8.25%, 1/15/2014	1,135,500
2,900,000		Russia, Government of, 10.00%, 6/26/2007	3,406,340
4,850,000		Russia, Government of, 8.25%, 3/31/2010	5,421,572
2,500,000		Russia, Government of, Unsub., 12.75%, 6/24/2028	3,925,000
10,250,000		Russia, Government of, Unsub., 5.00%, 3/31/2030	9,603,225
1,500,000		South Africa, Government of, Note, 8.50%, 6/23/2017	1,805,625
2,810,000		Turkey, Government of, 11.00%, 1/14/2013	3,357,950
1,050,000		Turkey, Government of, 9.50%, 1/15/2014	1,152,375
550,000		Turkey, Government of, Note, 11.50%, 1/23/2012	671,000
1,830,000		Turkey, Government of, Sr. Unsub., 11.875%, 1/15/2030	2,335,538
784,008		Ukraine, Government of, Sr. Note, 11.00%, 3/15/2007	875,149
4,100,000		Venezuela, Government of, 10.75%, 9/19/2013	4,048,750
3,740,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	3,122,900

		TOTAL SOVEREIGN GOVERNMENTS (IDENTIFIED COST $88,172,710)	98,788,731

Principal Amount			Value
		PURCHASED PUT OPTIONS--0.2%
$12,314,100	[1]	Deutsche Brazil C Put, expiration date 1/28/2004	$55,413
8,500,000	[1]	Deutsche Russia 30 Put, expiration date 2/18/2004	178,500

		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $504,224)	233,913

		REPURCHASE AGREEMENTS--0.1%
208,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.08%, dated 11/28/2003, to be repurchased at $208,019 on 12/1/2003, collateralized by U.S. Government Agency Obligations with various maturities to 8/15/2033 (at amortized cost)	208,000

		TOTAL INVESTMENTS--90.8% (IDENTIFIED COST $108,015,139)[3]	119,062,933

		OTHER ASSETS AND LIABILITIES - NET--9.2%	11,993,212

		TOTAL NET ASSETS--100%	$131,056,145

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At November 30, 2003 these securities amounted to $4,479,538 which represents 3.4% of total net assets.

2 Non-income producing security.

3 The cost of investments for federal tax purposes amounts to $108,019,100.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2003.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities--Emerging Markets Fixed Income Core Fund

November 30, 2003

Assets:
Total investments in securities, at value (identified cost $108,015,139)		$119,062,933
Cash		1,403,425
Income receivable		2,485,174
Receivable for investments sold		9,637,740

TOTAL ASSETS		132,589,272

Liabilities:
Payable for investments purchased	$1,505,021
Payable for transfer and dividend disbursing agent fees and expenses (Note 6)	1,181
Payable for Directors'/Trustees' fees	1,567
Payable for portfolio accounting fees (Note 6)	4,173
Accrued expenses	21,185

TOTAL LIABILITIES		1,533,127

Net assets for 9,106,848 shares outstanding		$131,056,145

Net Assets Consist of:
Paid in capital		$97,220,678
Net unrealized appreciation of investments		11,047,794
Accumulated net realized gain on investments		7,514,090
Undistributed net investment income		15,273,583

TOTAL NET ASSETS		$131,056,145

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$131,056,145 ÷ 9,106,848 shares outstanding		$14.39

See Notes which are an integral part of the Financial Statements

Statement of Operations--Emerging Markets Fixed Income Core Fund

Year Ended November 30, 2003

Investment Income:
Interest			$9,243,475

Expenses:
Custodian fees		$39,391
Administrative personnel and services fee (Note 6)		125,000
Transfer and dividend disbursing agent fees and expenses (Note 6)		13,088
Directors'/Trustees' fees		10,976
Auditing fees		17,060
Legal fees		6,981
Portfolio accounting fees (Note 6)		47,624
Insurance premiums		7,870
Taxes		25,100
Miscellaneous		3,500

TOTAL EXPENSES		296,590

Waiver and Reimbursement (Note 6):
Waiver of administrative personnel and services fee	$(125,000)
Reimbursement of other operating expenses	(114,624)

TOTAL WAIVER AND REIMBURSEMENT		(239,624)

Net expenses			56,966

Net investment income			9,186,509

Realized and Unrealized Gain on Investments:
Net realized gain on investments			5,253,640
Net change in unrealized depreciation of investments			11,721,465

Net realized and unrealized gain on investments			16,975,105

Change in net assets resulting from operations			$26,161,614

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets--Emerging Markets Fixed Income Core Fund

	Year Ended 11/30/2003	Period Ended 11/30/2002 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,186,509	$6,087,074
Net realized gain on investments	5,253,640	2,260,450
Net change in unrealized appreciation/depreciation of investments	11,721,465	(673,671)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	26,161,614	7,673,853

Share Transactions:
Proceeds from sale of shares	67,180,000	133,407,699
Cost of shares redeemed	(42,800,000)	(60,567,021)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	24,380,000	72,840,678

Change in net assets	50,541,614	80,514,531

Net Assets:
Beginning of period	80,514,531	--

End of period (including undistributed net investment income of $15,273,583 and $6,087,074, respectively)	$131,056,145	$80,514,531

1 For the period from January 14, 2002 (date of initial investment) to November 30, 2002.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements--Emerging Markets Fixed Income Core Fund

November 30, 2003

1. ORGANIZATION

Emerging Markets Fixed Income Core Fund (the "Fund") is a non-diversified portfolio of Federated Core Trust II, L.P. (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust is a limited partnership that was established under the laws of the state of Delaware on November 13, 2000 and offered only to registered investment companies and other accredited investors. The Trust consists of two portfolios. The financial statements included herein are only those of the Fund.

The Fund's primary investment objective is to achieve total return on assets. Its secondary investment objective is to achieve a high level of income. The Fund pursues these objectives by investing in an unhedged portfolio of foreign, high-yield, fixed-income securities. Currently, the Fund is only available for purchase by other Federated funds and their affiliates.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Fixed income securities (government securities, asset back securities and other fixed income securities), listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. With respect to valuation of foreign securities, trading in foreign cities may be completed at times that vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of the foreign security is determined. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available, or whose values have been affected by a significant event occurring after the close of their primary markets, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses, Distributions and Tax

Interest income and expenses are accrued daily. All net income and gain/loss (realized and unrealized) will be allocated daily to the shareholders based on their capital contributions to the Fund. The Fund does not currently intend to declare and pay distributions.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes.

Federal Taxes

As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund).

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2003, the Fund had no outstanding foreign currency commitments.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended November 30, 2003, the Fund had no realized gain (loss) on written options.

At November 30, 2003, the Fund had no outstanding written options.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective January 14, 2002, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization as part of investment income on the financial statements is as follows:

	For the Period Ended 11/30/2002
	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$108,955	$(71,193)	$(37,762)

4. CONTRIBUTIONS/WITHDRAWALS

Transactions in shares were as follows:

	Year Ended 11/30/2003	Period Ended 11/30/2002	[1]
Proceeds from contributions	5,035,032	13,036,698
Fair value of withdrawals	(3,257,885)	(5,706,997)

TOTAL CHANGE RESULTING FROM CONTRIBUTIONS/WITHDRAWALS	1,777,147	7,329,701

1 For the period from January 14, 2002 (date of investment) to November 30, 2002.

5. FEDERAL TAX INFORMATION

The difference between book-basis and tax-basis unrealized appreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At November 30, 2003, the cost of investments for federal tax purposes was $108,019,100. The net unrealized appreciation of investments for federal tax purposes was $11,043,833. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,748,852 and net unrealized depreciation from investments for those securities having an excess of cost over value of $705,019.

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser") subject to the direction of the Directors. The Adviser provides investment adviser services at no fee. The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this reimbursement at any time at its sole discretion.

Administrative Fee

Federated Administrative Services, Inc. ("FASI"), a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FASI provides these services at an annual rate that ranges from 0.150% to 0.075% of the average aggregate net assets of all funds advised by affiliates of Federated Investors, Inc. FASI may voluntarily choose to waive any portion of its fee. FASI may terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FASI serves as transfer and dividend disbursing agent for the Fund. The fee paid to FASI is based on the size, type and number of accounts and transactions made by shareholders. FASI may voluntarily choose to waive certain operating expenses of the Fund. FASI can modify or terminate this waiver at any time at its sole discretion.

Portfolio Accounting Fees

FASI maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FASI may voluntarily choose to waive certain operating expenses of the Fund. FASI can modify or terminate this waiver at any time at its sole discretion.

General

Certain of the Officers and Directors of the Trust are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2003, were as follows:

Purchases	$117,798,871

Sales	$94,809,111

8. CONCENTRATION OF CREDIT RISK

Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity or volatility of portfolio securities and currency holdings.

At November 30, 2003, the diversification of countries was as follows:

Country	Percentage of Net Assets
Brazil	23.8%
Russia	18.8%
Mexico	18.3%
Venezuela	7.0%
Turkey	5.7%
Colombia	5.1%
Philippines	4.3%
Peru	2.1%
South Africa	1.4%
Bulgaria	1.0%
Guatemala	0.8%
El Salvador	0.7%
Ukraine	0.7%
Panama	0.6%
Tunisia	0.5%
United States	0.2%

9. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Ernst & Young Llp, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED CORE TRUST II, L.P. AND SHAREHOLDERS OF EMERGING MARKETS FIXED INCOME CORE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Fixed Income Core Fund (the "Fund"), (one of the portfolios constituting the Federated Core Trust II, L.P.) as of November 30, 2003, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Core Fund of Federated Core Trust II, L.P. at November 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 12, 2004

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund[s]. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Corporation comprises four portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR AND CHAIRMAN Began serving: October 1991

Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 DIRECTOR AND PRESIDENT Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company, Federated Equity Management Company of Pennsylvania; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd., Passport Research II, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: October 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: October 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: October 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: October 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company, Federated Equity Management Company of Pennsylvania Passport Research, Ltd.; and Passport Research II Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998

Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998

Jeff A. Kozemchak is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated Strategic Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 31417P502
Cusip 31417P601
Cusip 31417P700
Cusip 31417P809

Federated is a registered mark of Federated Investors, Inc. 2004 ©Federated Investors, Inc.

G00324-02 (1/04)

Item 2.     Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards  for  Investment  Companies - Ethical
Standards for Principal  Executive and Financial  Officers") that applies to the registrant's  Principal Executive Officer and Principal  Financial Officer;  the
registrant's Principal Financial Officer also serves as the Principal Accounting
Officer.

The registrant  hereby  undertakes to provide any person,  without charge,  upon request,  a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400,  and ask for a copy of the Section 406
Standards for Investment  Companies - Ethical Standards for Principal  Executive
and Financial Officers.

Item 3.     Audit Committee Financial Expert

The  registrant's  Board has  determined  that each member of the Board's  Audit
Committee is an "audit committee financial expert," and that each such member is
"independent,"  for purposes of this Item. The Audit  Committee  consists of the following  Board members:  Thomas G. Bigley,  John T. Conroy,  Jr.,  Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            Not Applicable

Item 5      Audit Committee of Listed Registrants

            Not Applicable

Item 6      [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 9.     Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 10.    Controls and Procedures

(a)  The   registrant's   President  and  Treasurer   have  concluded  that  the
     registrant's  disclosure  controls  and  procedures  (as  defined  in  rule
     30a-3(c)  under the Act) are  effective  in design  and  operation  and are sufficient to form the basis of the certifications required by Rule 30a-(2)
     under the Act, based on their evaluation of these  disclosure  controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)  There were no changes in the  registrant's  internal control over financial reporting  (as defined in rule  30a-3(d)  under the Act),  or the  internal control over financial  reporting of its service  providers during the last fiscal  half  year  (the  registrant's  second  half year in the case of an annual report) that have materially  affected,  or are reasonably likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting.

Item 11.    Exhibits

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Fixed Income Securities, Inc.

By          /S/ Richard J. Thomas, Principal Financial Officer
                            (insert name and title)

Date        January 27, 2004

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue, Principal Executive Officer
Date        January 27, 2004

By          /S/ Richard J. Thomas, Principal Financial Officer
Date        January 27, 2004